Exhibit 10.4

This is a translation into English of the final Hebrew version of the Lease Agreement. In the event of a conflict between the English and Hebrew texts, the Hebrew text shall prevail.

Lease Agreement

Made and executed in Tel Aviv on the 24th day of January, 2019

Between:	Ogen Yielding Real Estate Ltd., Company Reg. No. 520033093 Of 3 Har Sinai St., Tel Aviv (Hereinafter: the “Landlord”) The first party;

And between:	AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697 Of 7 Openheimer St. Tel.: 08-3731541; Fax: 08-9918945 (Hereinafter: the “Tenant”) The second party;

1.	Definitions and recitals

As used in this Agreement, the following terms shall have the respective meanings set forth beside them below:

1.1.	The Land – parcels 212 and 213 (previously parcels 74 and 147) in block no. 3695.

1.2.

The Lot – Lot No. 2002 in accordance with the Urban Building Plan (UBP) that will be created in the Land, as part of a repeated division and consolidation procedure, and on which the Building is built, within its meaning hereunder.

1.3.	The UBP – all plans that apply and/or that will apply to the Land.

1.4.	The Drawings – the drawings for the construction of the Leased Premises, within their meaning, in shell level, hereby attached as Appendix A of this Agreement.

Unofficial English translation from Hebrew original

1.5.	Tenant’s Drawings – the drawings for the performance of finishing works in the Leased Premises hereby attached as Appendix C of this Agreement.

1.6.

The Commercial Center – a center for different commercial purposes and that includes 2 commercial floors and that the Landlord built on the Land and that is designated for lease and that is actually leased to different tenants.

1.7.	Building F – a 10-floor building that was built above the Commercial Center and in which different leased premises are situated, marked in the Project drawings as Building F.

1.8.

Building G or the Building – a building with a commercial ground floor, a commercial lobby floor and offices, in addition to 16 office floors, a technical roof, a bridge built above the Parking Lot, within its meaning hereunder and where the Leased Premises are situated, as defined hereunder.

1.9.	The Parking Lot – a parking lot with two floors of parking basements and that is situated in the area of the Project.

1.10.

The Project – the Commercial Center, Building F, the Building and the Parking Lot, and any other building that will be built, if any, on the Land, and known by the name of ‘Weizmann Business Park – Rehovot.’

1.11.

The Offices – an area of approximately 962 sq.m. gross that is situated and that constitutes a certain part of floor 3 in the Building and that is marked and highlighted in red in the blueprint hereby attached as Appendix A’1 of this Agreement.

1.12.

The Parking Spaces – 15 reserved Parking Spaces in the Project Parking Lot, marked and highlighted in red in the blueprint hereby attached as Appendix A-2 of this Agreement, when the provisions set forth in the Parking Appendix, Appendix A’3 of this Agreement shall apply thereto.

1.13.	The Leased Premises – the Offices and the Parking Spaces, within their meaning above.

1.14.

Area of the Leased Premises – for the purpose of this Agreement including for the purpose of calculating the rent that will be paid in accordance with this Agreement and for the purpose of the Management Agreement the Area of the Leased Premises is 962 sq.m.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

1.15.

Index – the consumer price index (including fruits and vegetables) published by the Central Bureau of Statistics including the same Index even if published by another government institution and an official index superseding the same, whether or not structured on the same data as the existing Index. In the event another Index supersedes the Index the ratio between the other Index and the substituted Index will be set by the Central Bureau of Statistics, and in the event the Central Bureau of Statistics does not set such a ratio as said the ratio between the indexes will be set by the President of the Institute of Certified Public Accountants in Israel or whoever he appoints for the purpose of this matter and his decision shall be final and shall bind the parties.

1.16.	The Basic Index – the index known on the date of signing this Agreement.

1.17.	The Determining Index – the Index known on the date of paying each payment in accordance with this Agreement, however in any event the Determining Index will not fall below the Basic Index.

1.18.	The Contractor – Danya Cebus Ltd., Company Reg. No. 512569237.

1.19.	The Management Agreement – the Landlord or any other company appointed by the Landlord for the purpose of managing the Project, whether by itself and whether by a subcontractor on its behalf.

1.20.

Public areas – areas in the interior parts of the Building, within its meaning above, other than the areas of the Leased Premises and/or the other leased premises and/or areas designated for lease, including all structures, additions and modifications added to the Building from time to time and the areas of roofs, passageways, entries and exits, areas of the Parking Lot, parking areas, service areas and rooms, interior courtyards and/or service corridors, technical areas such as electrical rooms, air-conditioning and systems, loading and unloading areas, elevators, stairs and any other area in the area of the Building designated or that is actually used by the visitors and tenants of the Building and protected spaces and that the Landlord is entitled to handle in any manner it deems fit without obtaining the approval of the different right holders in the Project, including all areas in the Project that are situated outside the area of the Building and that are designated to be used by the public and the visitors in the Building including roads, access roads, pavements, gardens, signs, open parking spaces and the like.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

1.21.

“Linked,” “Linkage Differentials,” “Linked Values,” – and any similar expression shall mean the multiplication of the relevant amount by the rate of the ratio between the Index that was recently published before making the calculation and/or the relevant payment and the Basic Index, or the rate of the ratio between other indexes, if stated expressly.

1.22.	Interest in Arrears – an interest according to the rate of the Index and with the addition of 1% (one out of a hundred) for every 30 days, calculated on daily basis.

1.23.

Maintenance Fees/Management Fees – all payments that the Tenant is obligated to pay to the Management Company in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in the Management Agreement.

1.24.	Customization Works – the customization works that the Tenant will perform for the purpose of customizing the Leased Premises for the Tenant’s specifications and requirements.

1.25.	Landlord’s Account – account no. 5263 in branch no. 063 (Ayalon business) in Bank Hapoalim Ltd., in the Landlord’s name, or any account as instructed in writing by the Landlord to the Tenant.

1.26.	Quarter – January to March, April to June, July to September, October to December in each calendric year.

1.27.	Delivery Date/Lease Commencement Date – February 1, 2019.

1.28.	The Architect – whoever is appointed/will be appointed by the Landlord as the Project Architect.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Recitals

Whereas:	The Landlord owns the Land and is the sole possessor of the Land.

And whereas:	The Landlord built on the Land a Project that includes, inter alia, the Commercial Center, Building F and the Parking Lot, and as of the date of signing this Agreement the construction works in the Building where the Leased Premises are situated are still in progress;

And whereas:	The Tenant offered to lease from the Landlord in unprotected lease the Leased Premises that are situated in the Building for the purpose of managing the Tenant’s offices, as stated in this Agreement hereunder;

And whereas:	The Landlord wishes to lease the Leased Premises to the Tenant in unprotected lease and all for the purpose and under the conditions set out in this Agreement hereunder;

Therefore, it is Declared, Stipulated and Agreed between the Parties as Follows:

2.	Preamble and Appendixes

2.1.	The preamble to this Agreement including Recitals and Appendixes thereof constitute an integral part hereof.

2.2.	The following are the appendixes of this Agreement:

Appendix A 1, 2	-	Blueprints of the Leased Premises (shell, offices, Parking Spaces, to the extent that there are Parking Spaces in the Leased Premises);

Appendix A’3	-	Parking Appendix;

Appendix B	-	Technical Specification (Landlord’s works – shell level);

Appendix C	-	Tenant’s drawings – for full finish level;

Appendix D	-	Authorization to debit account;

Appendix E	-	Insurance Appendix and Certificates of Insurance (construction period and Term of Lease);

Appendix F	-	Canceled;

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Appendix G	-	Bank guarantee;

Appendix H	-	Promissory note;

Appendix I	-	Minutes of the Tenant;

Appendix I’1	-	Minutes of the Landlord;

Appendix J	-	Signage Appendix;

3.	The lease

Subject to the fulfillment of the entire fundamental undertakings of the Tenant as stated in the Agreement, the Landlord hereby undertakes to lease the Leased Premises to the Tenant and the Tenant hereby undertakes to lease the Leased Premises from the Landlord in accordance with the provisions set forth in this Lease Agreement.

4.	Declarations of the parties

4.1.	Declarations of the Landlord

The	Landlord hereby declares, warrants and affirms as follows:

4.1.1.

It is the registered owner of the Land and the sole possessor of the Land, including of the Leased Premises, and its engagement in this Agreement does not constitute an undertaking towards a third-party and the approval of any entity for the lease contemplated in this Agreement is not required.

4.1.2.

There is no preclusion, under any law and/or agreement, preventing its engagement in this Agreement, and all subject to the entire conditions, arrangements and provisions set forth in this Agreement hereunder.

4.1.3.

Subject to the truthfulness of the declarations made by the Landlord in this Agreement, it is clarified that the declarations of the Landlord shall not derogate from the obligations of the Tenant to conduct all inspections as stated in Section 4.2 hereunder under its responsibility and at its expense.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

4.1.4.	The Building was built in accordance with the law, according to building permits that were lawfully issued and Form 4 was issued for the Building.

4.1.5.

The Landlord is a company registered in Israel, no resolution regarding its liquidation was adopted and this Agreement is signed by the authorized signatories on behalf of the Landlord, and the mere engagement in this Agreement is made in accordance with the instruments of incorporation of the Landlord. A copy of the minutes of the Landlord, including an acknowledgement made by the legal counsel of the Landlord with respect to the validity of the said resolution are hereby attached as Appendix I’1.

4.1.6.

Its rights in the Leased Premises are free from any third-party rights, including a pledge and/or a charge and/or an attachment and/or an administrative and/or a judicial order, and the Landlord shall be solely entitled to lease the Leased Premises and receive the rent in accordance with this Agreement during the entire Term of Lease as stated in this Agreement.

4.1.7.	To the best of its knowledge there is no legal action of any kind that is pending and that might cause the Landlord to fail in the fulfillment of its undertakings in accordance with this Agreement.

4.1.8.	The Landlord undertakes not to permit the placement of cellular antenna for commercial use (except for reception amplifiers) in the Building and in all other areas in the Project.

4.1.9.	This Section (including sub-sections thereof) is a fundamental and basic condition in this Agreement.

4.2.	Declarations of the Tenant

The Tenant hereby declares, warrants and affirms as follows:

4.2.1

It actually saw and inspected independently the Land and the area where the Land is situated and saw and inspected the general drawings for the construction of the Project including the Building, in their condition at the time of signing this Agreement and in general the drawings for the construction of the Leased Premises

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

and the location of the Leased Premises in the Building, including the performance of inspections with respect to the zoning classification of the Building including the Leased Premises, and the options of use of the Leased Premises and that it or anyone acting on its behalf received the full information they requested; and after conducting all the inspections as said and subject to the truthfulness of the Landlord’s declarations in this Agreement it found all of the aforesaid satisfying and in compliance with its requirements and specifications and it hereby waives any claims regarding a non-conformance in connection with any of the aforesaid matters, except for claims regarding a defect and/or failure and/or a latent defect and/or that the Landlord knew and that the Landlord did not disclose to the Tenant.

4.2.2

It acknowledges that after delivery of possession in the Leased Premises the construction works in the Project will continue, including the works for the purpose of completing and/or customizing areas in the Building for different tenants and/or the construction of other structures on the Land and/or development works in the Land and it declares that it shall not have any claims and/or demands and/or suits against the Landlord in connection therewith, and provided that all of the following conditions are satisfied cumulatively: (1) the works shall not constitute an unreasonable nuisance preventing its use of the Leased Premises; (2) the proper access to and from the Leased Premises shall be maintained at all times. This condition is a fundamental condition in this Agreement.

4.2.4

The Tenant acknowledges that different businesses will operate in the Project and the Building, including commercial units and areas, in a mix that will be decided by the Landlord and at its sole discretion. The Tenant waives in advance any claim regarding the type of the businesses conducted in the different leased premises in general, and in the areas of the Building and the commercial areas in particular, including with respect to their nature and standard, and any claim regarding the scope of their activities, their opening days and hours, entry and exit arrangements to and from them and to the Commercial Center, the Parking Lot and the Building, and provided that that this shall not constitute a nuisance preventing the use of the Tenant of the Leased Premises from 08:00-19:00.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

4.2.5

It acknowledges that the Landlord shall be entitled to limit and/or prevent completely the operation of a business or businesses for certain purposes in the Project, in the Commercial Center, in Building F and in the Building and/or grant exclusivity to a certain business or businesses from time to time, and it is aware that the Landlord shall be entitled to operate in the Commercial Center, in Building F and in the Building a number of businesses of the same type and for the same purpose, at the sole discretion of the Landlord and without any limitations, and provided that the nature of the Building as an office building will not be affected thereby and that the commercial use will not affect the reasonable use of the Tenant in the Leased Premises. Subject to the aforesaid provisions, the Tenant shall be estopped from arguing and it hereby waives irrevocably any claim and/or demand and/or suit against the Landlord for the purpose of this matter.

4.2.6	There is no preclusion preventing its engagement in this Agreement and the full and timely fulfillment of its entire undertakings in accordance with this Agreement.

4.2.7

It leases the Leased Premises based on its own inspections and/or the inspections conducted by anyone acting on its behalf and it does not rely on any assurance, representation or an undertaking made by the Landlord and/or anyone acting on its behalf, except for the declarations and undertakings of the Landlord as stated in this Agreement.

4.2.8.

It adopted a resolution in accordance with the provisions set forth in any law and in accordance with its instruments of incorporation confirming its engagement in the transaction contemplated in this Agreement for the purpose of leasing the Leased Premises subject matter of this Agreement and the fulfillment of its entire undertakings in accordance with this Agreement. A copy of the minutes of the Tenant, including an acknowledgement by the legal counsel of the Tenant confirming the validity of the said resolution is hereby attached as Appendix I. The minutes of the Tenant, together with a “true and certified” copy of the certificate of incorporation of the Tenant will be delivered to the Landlord at the time of signing this Agreement.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

4.2.9

The Tenant and/or anyone acting on its behalf will perform the Customization Works in accordance with the provisions set forth in any law. Breach of this Section shall constitute a fundamental breach of this Agreement.

4.2.10	This Section (including all sub-sections thereof) is a fundamental and material condition in this Agreement.

5.	Area of the Leased Premises for the purpose of calculating the rent

The “Area of the Leased Premises” or the “Area Chargeable with Rent” shall be the following:

5.1.

The area of the offices is approximately 962 sq.m. (gross exterior dimensions, with the addition of the relative part in the common property designated for the use of all or part of the users in the Building), and all as stated in the blueprint hereby attached as Appendix A’1 of this Agreement.

The total area as said constitutes and shall be referred in this Agreement as “Area Chargeable with Rent.” It is clarified that the area stated in this Section above (962 sq.m.) which is the area chargeable with rent, the management fees and all other payments that the Tenant owes in accordance with this Agreement, includes an additional area that will be considered as an integral part of the Area of the Leased Premises for all intents and purposes (and that constitutes part of the common property in the Building).

5.2.

To the extent that there are any deviations or changes with relation to the Areas of the Leased Premises and the information stated in this Agreement and the records kept by the municipality, the aforesaid shall not derogate from any of the amounts owed by the Tenant in accordance with this Agreement and the Tenant shall have no claim and/or demand and/or suit against the Landlord in connection with the said deviations and/or changes as said.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

6.	Purpose of Lease

6.1.

The Tenant declares and warrants that it leases the Leased Premises solely for the purpose of operating research and development laboratories for pharmaceutical products and offices, and not for any other purpose (this purpose as said shall be referred hereinafter: the “Purpose of Lease”).

Breach of the provisions set forth in this Section 6.1 above shall constitute a fundamental breach of this Agreement.

6.2.

The Tenant undertakes to operate its business in the Leased Premises solely in accordance with the Purpose of Lease, without any deviations and without deviating in any manner from the Purpose of Lease. Any modification or expansion of the Purpose of Lease are subject to the prior and written approval of the Landlord and the Landlord shall be entitled not to perform any modification or expansion as said, for any reason and at the reasonable discretion of the Landlord.

Breach of the provisions set forth in this Section 6.2 shall constitute a fundamental breach of the Agreement.

6.3.

Without derogating from the generality of the aforesaid, the Tenant confirms that it is aware that the operation of the Leased Premises while changing or deviating from the Purpose of Lease, except for being a fundamental breach of this Agreement as stated above, might result in breach of lease agreements and/or other authorization agreements made between the Landlord and other tenants in the Commercial Center and/or in Building F and/or in the Building and cause other damages to the Landlord, including damages to the reputation and to the good name of the Landlord and therefore the Landlord may obtain, in any circumstances in which the business in the Leased Premises is managed in deviation from or in violation of the Purpose of Lease, an injunction against such operation as said, inter alia. The Tenant shall indemnify and compensate the Landlord, within a reasonable time taking into consideration the circumstances, in respect of any damage and/or expense and/or loss caused to the Landlord as a result of a suit brought by a tenant and/or an authorized party and/or any other damage as said (hereinafter in this Section: “Other Damage”) and all without derogating from any relief and/or remedy and/or right granted to the Landlord in accordance with the Agreement and/or in accordance with the

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

provisions set forth in any law, and all on the condition that the Landlord notified the Tenant about such a suit as said within a reasonable time as of the day the Landlord learned about its existence, and on the condition that the Landlord afforded to the Tenant an opportunity to defend against such a suit as said, whether by its addition as a third-party to the said suit, whether by its inclusion in the defense of the Landlord against the suit, whether by affording an opportunity to the Tenant to defend against the suit on behalf of the Landlord and all at the discretion of the Landlord.

6.4.	The Tenant declares and warrants that it possesses the know-how, experience and capability to operate its business as stated in the Purpose of Lease.

6.5.

The Tenant agrees and declares that it is aware that the Landlord might – following its decision and at its sole discretion – grant exclusivity and/or exclusive use for certain businesses operated in the Commercial Center and/or in Building F and/or in the Building and/or act for the purpose of preventing the operation of certain businesses and create a balance and/or a business mix in any manner that the Landlord deems fit, at its sole discretion, in connection with the types of businesses operating in the Commercial Center, in Building F and in the Building, and provided that the Building will remain in essence an office building.

7.	The Term of Lease and the additional terms of lease (option)

The First Term of Lease –

7.1.

The First Term of Lease in accordance with this Agreement is for a period of 63 months (5 years and 3 months) and shall commence on the delivery of possession date in the Leased Premises to the Tenant as stated in Section 12.1 hereunder, i.e. on February 1, 2019 and shall expire on April 30, 2024 (hereinafter: the “First Term of Lease”).

7.2.

The Second Term of Lease – the Tenant is hereby granted an option to extend the Term of Lease, beyond the First Term of Lease, by an additional Term of Lease of 60 months (5 years) that shall commence upon expiration of the First Term of Lease (hereinafter: the “Second Term of Lease”).

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

7.3.

Extension of the Term of Lease by the Second Term of Lease – upon expiration of the First Term of Lease the Term of Lease shall be extended in the manner set out hereunder for the entire Second Term of Lease, which is subsequent to the First Term of Lease, as stated above, and under the conditions set out in this Section, and solely upon the fulfillment of the entire cumulative conditions as follows:

7.3.1.	The Tenant did not commit a fundamental breach of this Agreement and the said breach was not cured after receiving a written notice at least 14 days in advance.

7.3.2.	No litigation is held between the parties in court and/or arbitration proceedings.

7.3.3.

The Tenant will deliver written notice to the Landlord, which notice shall be received by the Landlord at least 6 (six) months prior to the expiration of the First Term of Lease, regarding its wish to extend the Term of Lease.

7.3.4.

In the event the Term of Lease was extended as stated above, the entire provisions set forth in this Agreement shall fully apply also during the relevant Term of Lease, and the additional and relevant Term of Lease shall be deemed as part of the Term of Lease for all intents and purposes, except for the Rent to which the provisions of Section 8 hereunder shall apply. For the avoidance of doubt, it is clarified that the extension of the Agreement in accordance with the provisions set forth above will cause an automatic extension of the Term of Lease and a corresponding and identical extension of the Management Agreement.

7.4.

In the event the First Term of Lease was not extended in accordance with the provisions set forth above, this Agreement shall be terminated upon expiration of the relevant Term of Lease, as the case may be, and the Tenant shall have no suit and/or claim and/or demand against the Landlord regarding the termination of the Term of Lease as said, and the Tenant shall vacate the Leased Premises upon expiration of the relevant Term of Lease in accordance with the provisions set forth in this Agreement.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

7.5.

The Tenant shall not be entitled to terminate the lease and/or vacate the Leased Premises prior to the expiration of the Term of Lease and/or prior to the expiration of the relevant Term of Lease that was extended or that entered into force however only in accordance with the provisions set forth in this Agreement. If, notwithstanding the aforementioned, the Tenant vacates the Leased Premises prior to the expiration of the Term of Lease as said for any reason, and without being entitled explicitly to act in the said manner in accordance with the provisions set forth in this Agreement, the entire undertakings of the Tenant as stated in the Agreement and Appendixes thereof shall continue to apply and the Tenant shall be obligated among other things (but not limited to), to pay on time to the Landlord and/or to the Management Company and/or to any third-party, as the case may be, inter alia, all payments of any kind applicable in accordance with the Agreement including Appendixes thereof – until the expiration of the relevant Term of Lease that was extended or that entered into force or until a substitute tenant is found for the Leased Premises in accordance with the provisions set forth in Section 20.1 hereunder, whichever is earlier, and subject to the statutory obligation of the Landlord to mitigate its losses.

7.6.

For the avoidance of doubt it is clarified that the said in Section 7.5 above shall not derogate from the right of the Landlord in accordance with the Agreement and/or in accordance with the provisions set forth in any law including, and without derogating from the generality of the aforesaid, its right to order the Tenant to vacate the Leased Premises.

7.7.

For the avoidance of doubt it is clarified that upon expiration of the Second Term of Lease (in the event the Term of Lease entered into force in accordance with the provisions set forth in this Agreement) this Agreement shall be terminated and the Tenant shall have no right and/or option to extend this Agreement by an additional term, and the Tenant shall have no suits and/or demands and/or claims against the Landlord in respect of termination of the Agreement as said and the Tenant shall vacate the Leased Premises in accordance with the provisions set forth in this Agreement hereunder.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

8.	Rent Fees

The Tenant will pay to the Landlord the “Total Rent” within its meaning hereunder for the entire Term of Lease/Term of Lease, as detailed in section 7 herein, and all in accordance with the following provisions:

It is clarified that the “Total Rent” is the amount of the “Basic Rent” and the “Basic Customization Costs” within the meaning of these terms in Section 8.13 and 8.14 hereunder.

Rent for the office areas

8.1.

During the First Term of Lease – in respect of each month during the First Term of Lease the Tenant will pay to the Landlord total monthly Rent in the amount of NIS 78.4 (in words: seventy-eight new Israeli shekels and forty agora) for each 1 sq.m. of the Area of the Leased Premises multiplied by the “Area Chargeable with Rent” as stated in Section 5.1 above (hereinafter: the “Total Rent”).

8.2.

The Total Rent for the Second Term of Lease will be updated and will total the amount obtained from the Total amount of the Rent according to its rate in the last full month of the First Term of Lease in accordance with the provisions set forth in this Agreement with the addition of linkage to the Index (hereinafter: the “Linked Rent”) with the addition of 7% (seven percent) from the said Linked Rent (hereinafter: the “Total Rent during the Second Term of Lease”).

8.3.	The Total Rent set out in this Agreement will be linked to the Basic Index for the entire terms of lease and linkage differentials to the Index shall be added to the Rent.

8.4.

The said linkage differentials will be calculated for all intents and purposes as part of the Rent. The Rent, with the addition of the linkage differentials, shall be referred hereinabove and hereinafter: the “Rent.”

8.5.

Rent for the Parking Spaces of the Leased Premises – the Rent and the Management Fees in respect of the Parking Spaces in the Leased Premises shall be in the amount of NIS 475 in respect of each single Parking Space in addition to VAT and in addition to linkage to the Basic Index. For the avoidance of doubt it is clarified that the Rent in respect of a Parking Space also includes the Management Fees in respect of the Parking Space however not the municipal taxes for the Parking Spaces that the Tenant will pay directly to the municipality, and not the signage costs that will be paid directly to the Landlord (in the amount of NIS 100 for each single sign).

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

8.6.

The Tenant will pay to the Landlord in advance the Rent for each quarter (3 calendric months) during the Term of Lease, on the first business day of each quarter. “Business day” shall mean – each of the weekdays Sun. – Thurs. in which the banks in Israel actually conduct business.

8.7.

It is clarified that the delivery and/or the deposit of a check and/or of any note with the Landlord and/or the Management Company and/or the provision of the authorization to debit account shall not be deemed in any manner as payment however only after the moneys and/or the payments as said are actually cashed.

8.8.

Without derogating from any other provision in this Agreement, the Tenant undertakes to pay the Rent to the Landlord and the Management Fees to the Landlord or the Management Company and all other payments of any kind imposed on the Tenant in accordance with the Agreement and/or in accordance with the provisions set forth in any law to the Landlord and/or to the relevant entity as the case may be.

8.9.

It is hereby agreed that the Tenant shall be obligated to pay to the Landlord the Interest in Arrears, within its meaning above, in respect of the amount for payment as said in respect of any payment that is not paid on the date set for its payment in this Agreement, and calculated as of the date of the required payment as said and until the actual payment date – in addition to and without derogating from any relief and/or remedy and/or right granted to the Landlord in accordance with the Agreement and/or in accordance with the provisions set forth in any law, after delivery of written notice by the Landlord.

8.10.

The Landlord hereby gives to the Tenant an irrevocable instruction to pay the Rent to the Landlord’s Account, as stated in Section 1.24 above, by an authorization to debit account as stated in Section 8.11 hereunder.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

8.11.

Payments arrangement by the authorization to debit account – the Tenant hereby grants authorization to the Landlord and the Landlord hereby receives the instruction of the Tenant to debit the Tenant’s account for the amount of the Rent and the Management Fees and any other payment that the Tenant undertook to pay in this Lease Agreement. At the time of signing this Agreement the Tenant will sign an authorization letter to the bank in the form hereby attached as Appendix D of this Agreement for the purpose of debiting the Tenant’s account in the bank (hereinafter: the “Authorization Letter”). The Tenant undertakes not to cancel or modify the Authorization Letter or any of its instructions prior to the expiration of the Term of Lease, or prior to the date of returning possession in the Leased Premises to the Landlord, whichever is later. This condition is a material and fundamental condition in this Agreement.

8.12.

“Allocation transaction” – it is clarified that the lease contemplated in this Agreement is an “allocation” transaction. The Area of Leased Premises is allocated to the Tenant in “shell” condition (as stated in Appendix B) and the Tenant undertakes to perform the Customization Works in the Leased Premises by itself and at its expense and according to its requirements and specifications. Subject to the performance of the Customization Works by the Tenant, the Landlord undertakes to participate in the costs of the basic customizations by payment of participation fees, on the dates and in the following rates:

8.12.1.	25% of the participation fees – at the end of the first month of the customizations period.

8.12.2.	30% of the participation fees – at the end of the second month of the customizations period.

8.12.3.	25% of the participation fees – at the end of the third month of the customizations period.

8.12.4.	10% of the participation fees – after obtaining the certificate of the National Fire and Rescue Authority.

8.12.5.

10% of the participation fees – upon completion of the Customization Works by the Tenant, obtaining as-made plans (including the plans in PDF and DWG files), facility manual and all certificates of occupancy for the Leased Premises.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Payment shall be made subject to the presentation of invoices of the contractors on behalf of the Tenant. It is clarified that if, on the date stated above, works were performed for an amount that is lower from the percentage of the participation fees that the Landlord is required to pay, then the unpaid amount will be added to the next amount of payment, and so on (for example and for the sake of illustration: in the event that, at the end of the first month 10% of the participation fees were paid, at the end of the second month the Tenant shall be entitled to 45% of the participation fees, assuming that the works that total this amount were performed, and if such works were not performed – the payment for the works that were not yet performed will be delayed until the next payment date, and so on and so forth).

For the avoidance of doubt, it is clarified that the amount of the participation fees will be paid only for the performance of the construction works that are performed in the shell of the Leased Premises and in the utilities of the Leased Premises (such as flooring, partitions, paint works, ceilings, doors, electricity, air-conditioning, plumbing utilities etc.).

For the avoidance of doubt, it is clarified that the amount of the participation fees that the Landlord undertakes to pay to the Tenant is NIS 2,000/1 sq.m. in addition VAT multiplied by the area chargeable with the Rent, within its meaning in Section 5.1 above.

It is agreed that in the event there is a difference of opinion between the parties regarding the payment of the participation fees or any part thereof, the Landlord undertakes to pay to the Tenant the undisputed amount, and with respect to the disputed amount – the parties will approach Mr. Yossi Shalev or Mr. Eddie Koren, as decided by the parties (hereinafter: the “Agreed Arbitrator”) for the purpose of deciding about the disputed amount, and it is agreed that the decision of the Agreed Arbitrator shall bind the parties to this Agreement. In the event the Agreed Arbitrator decides that the Landlord is obligated to pay to the Tenant, the Landlord undertakes to pay the amount set by the Agreed Arbitrator to the Tenant in 30 days as of the date of receiving the decision of the Agreed Arbitrator. Both parties to this Agreement will pay the fees to the Agreed Arbitrator, in equal parts between them. In the event Mr. Yossi Shalev and Mr. Eddie Koren are unable to serve as an Agreed Arbitrator, the parties to this Agreement will request from the Chairman of Association of Engineers, Architects and Graduates in Technological Sciences in Israel to appoint another Agreed Arbitrator.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Breach of the provisions set forth in this Section 8.12 shall constitute a fundamental breach of the Agreement.

The ‘Basic Monthly Rent’ in respect of the shell of the Leased Premises is in the amount of NIS 57/1 sq.m. in addition to VAT, multiplied by the area chargeable with Rent set out in Section 5.1 above (hereinabove and hereinafter: the “Basic Rent”).

Basic cost of customizations – the addition to the Basic Monthly Rent that the Tenant will pay in respect of the monthly cost of customizations set out between the parties as stated in this Agreement is NIS 21.4/1 sq.m. in addition to VAT, multiplied by the area chargeable with Rent set out in Section 5.1 above (hereinafter: the “Basic Customizations Cost”).

8.13.

The Basic Customizations Cost was set according to the agreed key which is an addition of NIS 1.07/1 sq.m. for every NIS 100/1 sq.m. that the Landlord invested in the customizations of the Leased Premises for the Tenant’s requirements and specifications.

8.14.

It is clarified and emphasized that the Total Rent set out for the purpose of this Agreement, including the investment made by the Landlord in the costs of the customizations of the Leased Premises for the Tenant’s requirements and specifications in the amount of NIS 2,000 per 1 sq.m. gross as stated in this Agreement were set by the Landlord based on the Tenant’s notice that it intends to realize the entire First Term of Lease set out in this Agreement.

8.15.

For the avoidance of doubt, it is agreed that the participation amount is paid to the Tenant based on the assumption that the Tenant will stay in the Leased Premises at least 5 years (at least until the expiration of the First Term of Lease). It is further clarified that in the event the Tenant vacates the Leased Premises after 5 years (upon expiration of the First Term of Lease) the Tenant shall not be obligated to pay to the Landlord any returns for the participation fees.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

8.16.

The entire collateral set out in this Agreement will also serve as collateral for the purpose of securing the return of the relative customization costs to the Landlord. The Landlord shall be entitled to realize the collaterals in its possession, inter alia, also for the purpose of collecting overdue Rent (and that also include a component for the customization costs) from the Tenant and in accordance with the provisions set forth in this Agreement. For the avoidance of doubt it is clarified that in any event and under any scenario in accordance with this Agreement, the customizations that were performed in the Leased Premises, whether within the framework of the finishing works for shell level and whether within the framework of the performance of the Tenant’s Customization Works and that are affixed to the Leased Premises, shall constitute the sole property and property of the Landlord and the Tenant shall not be entitled to any indemnity and/or compensation and/or payment of any kind and shall not dismantle or take possession therein and/or property and/or any right of any kind. This condition is a fundamental and basic condition in this Agreement. The aforesaid shall not derogate from the arguments of the Tenant in the event this Agreement is terminated earlier due to the fault of the Tenant and/or anyone acting on its behalf.

8.17.

Exemption from the Rent for the customizations period and the exemption period – notwithstanding anything to the contrary herein, the Tenant shall not pay to the Landlord Rent for the Leased Premises (and for the Parking Spaces that will be delivered to the Tenant upon expiration of the exemption period and as of this date henceforth the Rent and the other payments shall be made in respect whereof) in respect of the Term of Lease of 90 days commencing on the Delivery Date and during which the Tenant performs Customization Works in the Leased Premises, however the other payments in connection with the Leased Premises shall apply to the Tenant during the exemption period (including Management Fees, municipal taxes and all other mandatory payments stemming from the possession and the use of the Leased Premises). Without derogating from the other provisions set forth in this Agreement, it is agreed that against the waiver of the Landlord of the Rent during the exemption period as said, upon expiration of the Term of Lease or upon the termination of this Agreement for any reason, subject to the provisions of Section 19 hereunder, all improvements and customizations that are permanently affixed to the Leased Premises and that are performed by the Tenant or by anyone acting on its behalf shall become the exclusive and sole possession and property of the Landlord. For the avoidance of doubt it is clarified that upon expiration of the exemption period the exemption will be canceled, and the Tenant will pay to the Landlord all payments the Tenant is obligated to pay in accordance with the

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

provisions set forth in this Agreement, including the Rent in accordance with the provisions set forth in this Agreement, unless there was a delay in the completion date of the Customization Works in respect of an act and/or omission of the Landlord and/or the Management Company and/or anyone acting on their behalf, and in such circumstances as said this shall result in a corresponding delay in the dates of the payments made in accordance with this Agreement.

8.18.

It is agreed that the Tenant shall be responsible for building the wall that will separate the Area of the Leased Premises and the other areas in the floor and for building the wall that will create the connecting corridor (as marked in the blueprint) and the leveling of the floor to 3cm in areas where this is required, however the performance costs of these works shall apply to the Landlord and shall be paid to the Tenant in 7 days as of the date of receiving an invoice, and provided that the works are actually performed. It is clarified that the Landlord shall incur the costs of leveling works for the floor up to the amount of NIS 50,000.

8.19.	Breach of any of the provisions set forth in this Section above including all sub-sections thereof shall be deemed as a fundamental breach of this Agreement.

9.	Value added tax

Statutory VAT shall be added to all the amounts stated hereinabove and hereunder. The Tenant shall pay VAT for each of the payments that the Tenant is obligated to pay the Landlord in accordance with the provisions set forth in this Agreement according to its statutory rate from time to time and/or any other tax superseding the same and/or any tax that, according to the law imposing it, will apply to any of the payments that the Tenant is obligated to pay in accordance with the provisions set forth in this Agreement. At the time and against the payment of the VAT the Landlord will issue an invoice in respect of the Tenant’s payments. In addition, the Landlord will present to the Tenant each year a certificate regarding withholding of tax at source and a certificate regarding keeping books of account.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

10.	Additional payments

During the entire Term of Lease the Tenant will pay, in addition to all other payments applicable to the Tenant in accordance with this Agreement, all payments, levies, municipal taxes, taxes and any other mandatory payments of any kind, municipal, governmental or other, including, and without derogating from the generality of the aforesaid any fees, licensing fees and licenses of any kind relating to the Leased Premises and/or to the business conducted therein and/or to their operation and/or their possession and any other payment that naturally applies and/or that applies in accordance with the law to a tenant and/or a possessor and/or a user and/or the business conducted by the Tenant in the Leased Premises and/or the operator of a business in a real estate property, by itself and under its responsibility, and all to the extent required. In addition, the parties agree that any taxes or levies in connection with the operation and/or the possession of the Leased Premises (as opposed to ownership of the Leased Premises) or in connection with the Rent that will be imposed in the future and that are not imposed at the time of signing this Agreement will be paid by the Tenant and all in the manner described above.

The Landlord shall be responsible for paying all payments, levies, municipal taxes, taxes and mandatory payments of any kind, whether municipal, governmental and/or other, including, and without derogating from the generality of the aforesaid any fees, licensing fees and licenses of any kind, whether existing today and whether existing in the future, and that apply in accordance with the law to owners of properties (such as betterment levy, development levy etc.).

Without derogating from the generality of the aforesaid, and in addition to any other payment applicable in accordance with the Agreement, the Tenant will pay make full and timely payment on the dates set out in the Agreement and/or in the law (as the case may be) by itself all of the following payments:

10.1.	All payments for the supply of water, electricity, telephone, gas, municipal taxes, business tax, signage tax or any other expense related to the use and/or the operation of the Leased Premises.

It is clarified that the Tenant undertakes to deliver written notice to the municipality and to the other entities and/or the proper authorities regarding the delivery and the receipt of possession in the Leased Premises, as of the first date in which the Leased Premises was delivered to the Tenant and cause its registration in the municipality records as a possessor in the Leased Premises. In addition, the Tenant undertakes to act for the purpose transferring the name of the possessor, the debtor and the recipient in respect of the water and/or electricity and/or municipal taxes and/or gas bills (if required) to the Tenant’s name and the Tenant undertakes to return the name of the payer in all the said bills to the name of the Landlord and/or anyone acting on its behalf (and in accordance with the instructions of the Landlord) upon expiration of the Term of Lease, and all in cooperation with the Landlord, to the extent required.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

As of the Lease Commencement Date or as of the date of delivery of possession in the Leased Premises, whichever is earlier, the Tenant undertakes not to request from the municipality to use an “exemption from municipal taxes in respect of a vacant property” during the entire Term of Lease and/or the extended Terms of Lease, as the case may be. To the extent that the Tenant breaches this undertaking, the Tenant undertakes to return to the Landlord, on the date of obtaining the extension, an amount equal to the amount of the municipal taxes for which the Tenant was granted an exemption in connection therewith. This undertaking is a fundamental undertaking made by the Tenant. Notwithstanding the said it is agreed that the Tenant shall be entitled to request from the municipality to obtain an exemption from municipal taxes in respect of a property undergoing renovations.

10.2.

All payments made to the Landlord and/or the Management Company, as the case may be, in respect of the maintenance and the management of the Project, including of the Building, as stated in Section 14 hereunder.

10.3.

All payments, fees, levies and taxes of any kind that apply to the management of the business of the Tenant in the Leased Premises including, and without derogating from the generality of the aforesaid, licensing fees for the Tenant’s business.

10.4.

All expenses in respect of the installation of a telephone line and/or other communication systems in the Leased Premises and their use; it is clarified that the telephone will be installed by a domestic operator with a proper license and all under the responsibility and at the sole expense of the Tenant and following coordination with the Landlord and/or the Management Company and the telephone will be registered solely in the name of the Tenant and under its sole responsibility.

10.5.

The Tenant undertakes to present within a reasonable period of time to the Landlord and/or the Management Company certificates confirming that the Tenant has no debts in respect of the payments that were made as said and/or receipts in respect of the payments that were made as said (in the event it is impossible to obtain a certificate from the relevant authority) according to the written demand made by any thereof.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

10.6.

The Landlord shall be entitled (however not obligated, under any circumstances) to pay instead of, on account of and in favor of the Tenant any of the payments the Tenant is obligated to pay and that the Tenant refrained from paying for any reason to pay such payments in full and/or on time, after delivering a demand 14 days in advance and in writing as a minimum demanding from the Tenant to make such payment as said and the Tenant did not act in the said manner. In the event the Landlord paid any payment as said, the Tenant shall be obligated to return to the Landlord any amount as said, immediately upon receiving the Landlord’s first demand as said, without derogating from any relief and/or remedy and/or right granted to the Landlord in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in any law. Without derogating from the foregoing, and without derogating from any relief and/or remedy and/or right granted to the Landlord in accordance with the Agreement and/or in accordance with the provisions set forth in any law, it is agreed and emphasized that any amount that the Landlord will pay in lieu of the Tenant as stated above shall carry Interest in Arrears as of its payment date by the Landlord and until the actual date the payment is returned.

11.	Construction works in the Building and in the Leased Premises

11.1.	Works in the Leased Premises

11.1.1.

Until the Delivery Date the Landlord will complete in the Leased Premises and will perform in the Leased Premises the works that the Landlord is obligated to perform, as stated in Appendix B (in shell level). The Landlord shall be entitled to perform construction works in the Building, together with the Tenant’s Customization Works and provided that this shall not cause an unreasonable disturbance to the Tenant in the performance of the Customization Works. The Tenant on its behalf undertakes to avoid causing any disturbance to the Landlord in the performance of the Landlord’s works.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Subject to the approval of the plans for the Customization Works in accordance with the provisions set forth in this Agreement, the provision of collaterals, certificates of insurance for the performance of the works, a signed Banks’ Clearing House (Masav) letter, the Landlord will allow the Tenant to perform the Customization Works by itself and at the Tenant’s expense, on the Delivery Date. The Tenant will prepare the Leased Premises for the purpose of their opening for business and will perform in the Leased Premises, at its expense and under its sole responsibility, all works, crafts and installations that the Tenant is obligated to perform as stated in Appendix C (hereinafter collectively: the “Tenant’s Works”) after 3 months as of the Delivery Date. It is clarified that upon expiration of the period set out in this Section, the Tenant shall be obligated to start paying the Rent and the other payments applicable to the Tenant in accordance with the provisions set forth in this Agreement, even if the Customization Works are not completed until that date.

11.1.2.

It is clarified that during the period of the Customization Works the Landlord shall be entitled, during the performance of the Tenant’s Customization Works, to perform by different contractors and craftsmen different construction and customization works in the Building, to the extent required, and all when the said works of the Landlord will not delay and/or unreasonably disturb the performance of the Tenant’s Works. For the avoidance of doubt, it is clarified that in any event the Landlord’s works will not be performed in the Area of the Leased Premises after the Delivery Date.

11.1.3.

The Tenant will act for the purpose of delivering for the Landlord’s inspection, until February 28, 2019, technical specifications and work plans of the Customization Works in the Leased Premises. The Landlord shall be entitled to approve the said plans and technical specifications, revise and/or make amendments therein, or reject them, and will provide the reasons for this rejection in writing, in 14 days as of the date of their receipt. In the event the specifications and the plans were not approved, in whole or in part, the Tenant will submit to the Landlord new plans and technical specifications, according to the instructions of the Landlord and/or

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

anyone acting on its behalf, and the Landlord will respond to the said plans in 14 days as of the date of their receipt. It is agreed that any delay in the approval of the plans by the Landlord and/or the comments submitted by the Landlord for the purpose amending the plans beyond the periods of time stated in this Section shall entitle the Tenant to an extension for the completion of the exemption period for a period that will correspond to number of days of the delay.

11.1.4.

The plans and the technical specifications as said – after their approval by the Landlord (if approved) and subject to the modifications that are made or that are demanded by the Landlord – will be attached as Appendix C – and shall constitute an integral part thereof as of that date.

The following provisions shall apply to the performance of the Tenant’s Works:

11.1.5.

After the Tenant’s Works are approved in writing by the Landlord in accordance with the provisions set forth in this Agreement, the Tenant will perform the Tenant’s Works in a manner that will not be in violation of the provisions set forth in any law. The access roads to the Leased Premises for the purpose of performing the works, the transportation methods of the equipment and materials, loading and unloading areas, hours of work etc. will be determined in coordination with the contractor or the Landlord’s representatives as the case may be, and subject to the undertaking of the Landlord to provide these measures to the Tenant and to the contractors on its behalf.

11.1.6.	The Tenant undertakes to employ only contractors, suppliers and professionals who are licensed in accordance with the provisions set forth in any law for the type of the work performed for the Tenant.

11.1.7.

Without granting any rights to any third-party, the Tenant shall be solely liable for the equipment and the materials that the Tenant or anyone acting on its behalf will bring, for the purpose of performing the works and the installations performed by the

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Tenant. The materials, equipment and the facilities that the Tenant will install in the Leased Premises shall comply solely with the Israeli standards applicable to the said materials, equipment and facilities. The Tenant will not place any equipment, facility and material outside the Leased Premises without advance coordination with the representative on behalf of the contractor or the Landlord.

11.1.8.

The Tenant and/or anyone acting on its behalf shall not be entitled to store or lay materials, facilities and equipment in the areas of the Building outside the Leased Premises, or use them for the purpose of performing the works without obtaining the prior and express approval of the Landlord.

11.1.9.	The Tenant shall be solely liable for the Tenant’s Works and/or for any damage and/or cost caused to any person and/or to property as a result of the performance of the Tenant’s Works.

11.1.10.

In the event the Tenant hires any contractors for the purpose of performing any of the Tenant’s Works the Tenant undertakes to assure in advance that the said contractors will also take out insurance for their works in accordance with the provisions set forth in the Insurance Appendix of this Agreement and with respect to the insurance for the works. It is emphasized that a condition for the commencement of any works in the Leased Premises by the Tenant is that the Tenant will deliver to the Landlord the construction certificate of insurance stated in the Insurance Appendix.

11.1.11.

In the event a building permit or any other license is required for the purpose of performing any modifications and additions in connection with the Tenant’s Works, the Tenant shall be solely obligated to obtain all permits and/or licenses as said before the commencement of the modifications and the additions, and the Tenant shall be responsible and shall incur all expenses in connection therewith and the Tenant shall be precluded from raising any claim and/or demand and/or suit against the Landlord in respect of the demands made by the authorities as said, and provided that if the Tenant is required – the Landlord shall cooperate with the Tenant for the purpose of this matter, and provided that this will not impose any financial or other liability on the Landlord other than the liabilities imposed on the Landlord in accordance with the provisions set forth in this Agreement.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

11.1.12.

In the event an additional building permit or any other license is required for the purpose of performing modifications and additions in connection with the Tenant’s Works the Tenant undertakes that the advisors and/or the contractors and/or the craftsmen on behalf of the Tenant for the purpose performing the interior design, the design of the electricity, plumbing, air-conditioning, sanitation, sewage, fire protection and any other main system in the Leased Premises will coordinate their plans in advance with the Architect and/or with the designers of the said systems for the Landlord (and all according to the Landlord’s instructions) in a manner that will not cause any damage to the said systems. Upon the occurrence of the circumstances stated above (and solely upon their occurrence) the Tenant shall incur the payment to the Landlord’s advisors.

11.1.13.

Due to the complexity of the issue and the level of its impact on the entire systems in the Project the Tenant shall be obligated to use, for the purpose of performing the works in connection with the systems that are part of the Tenant’s Works, only advisors and/or contractors and/or craftsmen authorized in accordance with and/or anyone acting on its behalf and they shall be obligated to use materials, tools and systems of high quality and standard and that are in compliance with all the necessary standards, and the entire requirements of the Landlord and/or anyone acting on its behalf with respect to the connection method of the systems of the Leased Premises to the common systems in the Building.

11.1.14.

Any completion and/or addition and/or modification made at the Tenant’s expense in the Leased Premises within the framework of the Tenant’s Works and the fixtures of the Leased Premises (hereinafter collectively: the “Modifications”) as stated above shall become the property of the Landlord. Notwithstanding the said it is clarified that with respect to the laboratory areas, the Tenant shall be obligated to return to the Landlord the laboratory areas in shell level, when the said area includes only a floor and a ceiling (for the avoidance of doubt it is clarified that the ceiling and

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

the floor that are left in this area will be the same ceiling and floor installed by the Tenant in the area of the laboratories and the Tenant shall not be obligated to restore the situation to its previous state with respect to the type of the floor and the ceiling that were in this area prior to the performance of the Customization Works by the Tenant in this area). The Leased Premises will be returned to the Landlord subject to reasonable wear stemming from reasonable and ordinary use of the Leased Premises.

11.1.15.	Canceled.

11.1.16.

The Landlord shall not be held liable for any delay or lag in the completion of the Leased Premises and/or the delivery of possession in the Leased Premises to the Tenant as a result of a delay depending on the Tenant in the delivery of the drawings and the specifications that the Tenant is obligated to provide to the Landlord as stated in Section 11.1.3 above, or a delay in their compliance with the Landlord’s requirements, and the Tenant shall be solely liable for any delay and/or lag in the completion of the Leased Premises and will start paying the Rent and all other payments the Tenant is obligated to pay in accordance with the provisions set forth in this Agreement on the dates stated in this Agreement.

11.1.17.

Without derogating from the generality of the aforesaid the Tenant will pay the Rent, incur all other payments the Tenant is obligated to pay in accordance with this Agreement and will fulfill its entire undertakings as stated in this Agreement – even if delivery of possession in the Leased Premises is delayed or deferred as a result of the delays stated in these sections not due to the fault of the Landlord and/or the Management Company and/or anyone acting on their behalf – as of the date the Tenant should have received possession if the Tenant had fulfilled its undertaking regarding the delivery dates of the specifications and the drawings and/or with respect to the completion date of the Tenant’s Works.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

11.1.18.

In the event the Lease Agreement is lawfully terminated as a result of a breach committed by the Tenant in respect of any of the circumstances as stated above, the Tenant shall not be entitled to any indemnity and/or reimbursement for the works that the Tenant performed and/or facilities and/or equipment that the Tenant left in the Leased Premises after vacating the Leased Premises and/or any fixtures that the Tenant added to the Leased Premises and/or installed in the Leased Premises and the provisions set forth in Section 22 hereunder shall apply to the parties.

11.1.19.

The placement of facilities and/or systems of the Tenant on the roof of the Building will not be allowed (as opposed to the systems in the Building or systems that will be used by the Landlord and the Landlord shall be entitled to place the said system on the roof of the Building at its sole discretion) however only after obtaining the prior and written approval of the Landlord. The Landlord shall be entitled to set prerequisites as a condition for its approval to place such facilities and systems as said, at its sole discretion.

11.2.	Air-conditioning, electricity and alarm systems

11.2.1.

The parties agree that the Tenant undertakes, at its expense, to hire the services of the safety advisor of the Building only (S. Netanel) for the purpose of preparing a safety plan and obtaining the approval of the National Fire and Rescue Authority for the Leased Premises. In addition, the Tenant undertakes to obtain the approval of the advisors of the Building for the purpose of “approving and inspecting the Tenant’s drawings” prior to the commencement of the works, the Tenant shall be responsible and shall incur all expenses for the inspection of the drawings vis-à-vis the relevant advisors (electricity, air-conditioning, plumbing).

11.2.2.

The Tenant undertakes to install in the Leased Premises air-conditioning systems as stated in and subject to the provisions set forth in Appendix B of this Agreement. The air-conditioning system in the Leased Premises will be installed and will be connected to the main system solely at the Tenant’s expense. The drawings will be submitted to the Landlord according to the orders made in the system.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

11.2.3.

The Tenant undertakes to install in the Leased Premises at its expense a fire alarm system and a PA system manufactured by Swilco Company (including sprinklers in a layout according to the Tenant’s requirements) and as stated in and subject to the provisions set forth in Appendix B and Appendix C of this Agreement.

11.2.4.

The Tenant declares that it is aware that the Landlord is the sole right holder towards Israel Electric Corp. in anything related to the receipt and supply of electricity to the Building. The supply of electricity to the Building and to the Leased Premises shall be made in accordance with the provisions set forth in Appendix B of this Agreement. It is clarified that the Landlord shall not be held liable in any manner in the event of a malfunction in the electricity supply to the Leased Premises, to the extent that the said malfunction does not stem from a negligent act or from an omission of the Landlord and/or anyone acting on its behalf. This condition is a fundamental condition in this Agreement.

11.2.5.	Electricity systems:

11.2.5.1.

The Tenant undertakes to install an electricity system in the Leased Premises at its expense, in the manner set out and subject to the provisions set forth in Appendix B and Appendix C of this Agreement.

11.2.5.2.

The Tenant shall have no claim and/or suit against the Landlord in the event of a malfunction in the provisional electricity system and/or in the electricity supply to the Leased Premises, provided that the malfunction does not stem from an act and/or omission of the Landlord and/or anyone acting on its behalf.

11.2.5.3.	The Tenant undertakes to purchase an energy meter manufactured by Silver Gate Company (QLC) and install and wire the meter up to the communication cabinet on the floor.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

11.2.6.

The Tenant will provide to the Landlord, up to 3 days prior to the date in which permanent electricity connection is installed in the Area of the Leased Premises, a certificate from a certified electrical inspector confirming that the electricity systems in the Leased Premises are in working order. The presentation of such a certificate as said shall constitute a condition for the connection of the electricity system in the Leased Premises to the electricity system of the Building. Failure to connect the Leased Premises to the electricity system as a result of failure to present such a certificate as said shall not release the Tenant from its obligations in accordance with this Agreement, including the payment of the Rent and the expenses.

11.2.7.

The Tenant confirms that it is aware that the electricity meters, including the electricity meter of the Leased Premises, will be located in bulk and will be installed by the Landlord in each floor or area in the Building as decided by the Landlord, and the Tenant agrees to the location of the meter as said and the billing of the Tenant according to the reading of the said meter. The Tenant will pay to the Landlord or to IEC, in the event electricity is supplied in bulk, the installation costs of the electricity meters used in the Leased Premises no later than 30 (thirty) days as of the date of receiving the demand of the Landlord, and according to the amount stated by the Landlord in its demand, when the Landlord’s demand will be based on the purchase and installation costs of the electricity meters, and following presentation of invoices.

11.2.8.

The Tenant undertakes to pay to the Landlord or the Management Company, as decided by the Landlord, in respect of the consumption of electricity in the Leased Premises during the Term of Lease, the amounts stated in the bills the Landlord or the Management Company will deliver to the Tenant, at the Landlord’s discretion, by way of a wire transfer to the Landlord’s Account or (as decided by the Landlord) to the Management Company, shortly after the delivery date of the billing notice to the Tenant. The said electricity bills will be based on the current tariffs charged by IEC.

11.2.9.

The Tenant declares and affirms that it is aware that prior to the Delivery Date, and for the purpose of enabling work and lighting in the Leased Premises, the Landlord will set up a provisional electricity system and the electricity will be supplied to the central distribution board in the floor without meters, and the Tenant will connect to the said system. The Tenant undertakes that during the performance of the Tenant’s Works the Tenant will pay for the electricity according to the actual consumption of the users of electricity.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

11.2.10.

The air-conditioning system, the sprinklers system, the electricity systems including all components, accessories and facilities of the said systems, and any improvement, modification and addition connected permanently and made by the Tenant during the Term of Lease will become the property of the Landlord who shall become their owner upon expiration of the Term of Lease or upon termination of this Agreement, including in the event the Tenant is replaced, and the Tenant waives any claim and/or demand in connection therewith. For the avoidance of doubt, it is hereby clarified that the Tenant or anyone acting on its behalf, including a substitute tenant coming in its place, shall not be entitled to any payment or indemnity in respect whereof, not from the Landlord, not from the Management Company and not from any other substitute tenant.

11.3.	General provisions in connection with the construction of the Building and the Leased Premises

11.3.1.	Canceled.

11.3.2.

The Landlord shall be entitled at any time, and without obtaining any approval by the Tenant, to perform any modification or addition in the Project, at its sole discretion, both prior to the commencement of the Term of Lease and during and/or after the Term of Lease, including, but not limited to, addition or reduction of areas, the addition of floors, areas or wings to the Commercial Center and/or to Building F and/or to the Building and/or the allocation of indoor or outdoor public areas into areas used exclusively by different users, modifications in openings and passageways, modifications in parking lots, the use of basements, entrances (pedestrians and vehicles) to the Commercial Center and/or to Building F and/or to the Building, the protected spaces and/or the toilets, the performance of different construction

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

additions and/or removal of construction, and any other modification in the Building or in the drawings of the Project (hereinafter in this Section: the “Modifications”) subject to the fulfillment of the entire cumulative conditions: (1) the said Modifications will not impose any unreasonable nuisance preventing the use of the Leased Premises; (2) this will not impose on the Tenant any additional costs; (3) the proper access to and from the Leased Premises and the Parking Spaces will be maintained at all times.

Subject to the said in the last part of sub-section 11.3.2 above, the Tenant shall be precluded from raising any claims and/or suits and/or demands against the Landlord and/or anyone acting on its behalf in connection with the performance of the Modifications, in whole or in part, and subject to the said in the last part of sub-section 11.3.2 above, and the Tenant undertakes not to disturb and not to object to any modification or addition as said. This condition is a fundamental condition in this Agreement.

11.3.3.	Canceled.

11.4.

The Tenant undertakes to allow the Landlord to enter to the Leased Premises at any reasonable time, both for the purpose of conducting an inspection regarding the performance of the entire provisions set forth in this Agreement and for the purpose performing any works and/or repairs, and all by appointment with the Tenant. In addition, the Architect and/or the foremen on behalf of the Landlord in the Project shall be entitled to conduct an inspection with the Tenant in the Leased Premises following advance coordination with the Tenant, during the performance of the Tenant’s Works and thereafter, and in the event the Landlord finds that the Customization Works may harm the construction of the Building and/or the safety and/or the common systems in the Building, the Landlord shall be entitled to demand from the Tenant to perform modifications in the Tenant’s Works, and the Landlord’s demand will be delivered in writing and will be delivered in accordance with the provisions set forth in this Agreement, and the Tenant undertakes to fulfill any reasonable demand as said within a reasonable time. In addition, the Tenant shall be entitled to disagree with the opinion of the representative on behalf of the Landlord, and in the event of differences of opinion the parties will request from an agreed person to decide in the

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

dispute, as stated in Section 11.5 hereunder. It is clarified that works and/or repairs in the Leased Premises will be performed only in the event there is no other option to perform such works and/or repairs not from the Area of the Leased Premises, following advance coordination with the Tenant with respect to their performance dates and after restoring the condition to its previous state upon completion of the works.

11.5.

In the event of a difference of opinion between the parties regarding the level of compliance of the construction of the Leased Premises with the specifications and the drawings, and with respect to any other dispute relating to a delay on behalf of the Tenant in the provision of specifications and drawings and/or their compliance with the Landlord’s requirements set out in Section 11 including all sub-sections thereof, and/or relating to the duration of the delay caused in connection therewith in the delivery of possession in the Leased Premises to the Tenant and/or the Lease Commencement Date and relating to the performance of the construction works in the Project and the Leased Premises – an architect and/or an engineer whose identity will be agreed between the parties will decide in this dispute as an expert (and not as an arbitrator), as the case may be, and his decision shall be final and shall bind the parties for all intents and purposes as if the parties agreed to this decision from the start.

11.6.

For the avoidance of doubt, it is hereby agreed and clarified that the Tenant, as opposed to the Landlord, shall be solely responsible for obtaining all licenses and/or certificates and/or permits that are required in accordance with the provisions set forth in any law for the purpose of opening its business in the Leased Premises and conducting its business during the entire Term of Lease and all at its sole expense, including a business license in accordance with the provisions set forth in the Business Licensing Law 5728-1968 and/or any law. During the entire Term of Lease the Tenant undertakes to satisfy all conditions that are required for the purpose of obtaining permits, licenses and certificates as said, conduct its business in accordance with their terms and keep them in effect during the entire Term of Lease, and not to make any non-conforming use in the Leased Premises and not to conduct in the Leased Premises any business that is not permitted in accordance with the law that applies or that will apply, and observe the instructions of any authority that acts in accordance with the law in connection with the aforesaid matters, and all subject to and in compliance with the provisions set forth in Section 16 hereunder. To the extent that the

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Landlord’s signature is required for the purpose of obtaining any approval and/or license as said, the Landlord undertakes to sign any document whose signature will be required for the purpose of obtaining such an approval as said, provided that this will not impose on the Landlord any liability, financial or other – that is not imposed expressly on the Landlord in accordance with the provisions set forth in this Agreement.

11.7.

The Tenant undertakes not to install and not to permit and/or agree that a third-party will install antennae and/or cellular relays and/or reception and/or transmission facilities (hereinafter: the “Transmission Facilities”) in the Building and/or in the Leased Premises and/or in their area. For the avoidance of doubt, it is clarified that cellular reception amplifiers and/or Wi-Fi are not part of the Transmission Facilities whose installation by the Tenant is prohibited. The Landlord shall be entitled to install and/or agree to the installation of Transmission Facilities, at its sole discretion, in the area of the Project and in the Building, and all in accordance with the provisions set forth in any law. This Section is a material section in this Agreement. Notwithstanding the said, it is agreed that the Landlord shall not be entitled to install cellular antennae in the area of the Building.

11.8.	Signage

11.8.1.

The Tenant shall not be entitled to install signs on and/or outside the Area of the Leased Premises (including in the areas of roofs and/or façades of the Building) however only after obtaining the Landlord’s approval, which approval shall be granted in advance and in writing. To the extent that the Landlord’s approval for the installation of signs is granted as said, and in accordance with the provisions set forth in the Signage Appendix, Appendix J of this Agreement.

11.8.2.	Canceled.

11.8.3.

The Landlord shall be entitled to remove, at its expense, any sign that the Tenant will install in violation of the provisions set forth in this Section. The Tenant shall return to the Landlord any amount that the Landlord will pay in connection with the removal of the sign and/or the repair of the wall to which the sign was attached, immediately after the Tenant receives a written letter of demand from the Landlord.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

11.8.4.

The Tenant declares that it does not object and that it agrees that the Landlord and/or any other third-party will attach signs to the façades of the Building and/or on the roof of the Building with the Landlord’s approval and on the condition that this will not cause a disturbance to the Leased Premises. In addition, the Landlord shall be entitled to connect a sign to the walls of the Building that includes the Landlord’s name, a logo and the trademark and other particulars relating to the Landlord.

12.	Delivery of possession and delivery protocol

The Landlord undertakes to complete the construction works of the Building (except for development works, finishing works in the public areas, operation of the electromechanical systems, completion of the preparation of the loading and unloading areas, warehouses and different finishing works that will be completed no later than 12 months as of the delivery of possession date in the Leased Premises), complete the Landlord’s works in the Leased Premises and deliver possession in the Leased Premises to the Tenant until the Delivery Date, and the following provisions shall apply:

12.1.

Possession in the Leased Premises to the Tenant as stated above will be delivered upon the completion of the works that the Landlord is obligated to perform until that date and no later than February 1, 2019. The representatives on behalf of the parties will draw up and sign a delivery protocol on the Delivery Date.

For the avoidance of doubt it is clarified that the avoidance by the Tenant from cooperating with the Landlord in drawing up a delivery protocol and/or the existence of any defects and/or non-conformances and/or the need to complete the works in the Leased Premises will not give rise to a preclusion that will prevent receipt of possession in the Leased Premises, and provided that the Leased Premises are ready for delivery in accordance with the provisions set forth in this Agreement, and the Tenant shall be obligated to receive possession in the Leased Premises on the Delivery Date.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

12.2.

The Tenant undertakes to receive possession on the Delivery Date, provided that the Leased Premises are ready for delivery in accordance with the provisions set forth in this Agreement, and the Tenant confirms that in any event the Tenant fails to come and receive possession on the said date (and the Leased Premises were ready for delivery on that date in accordance with the provisions set forth in this Agreement), the Tenant shall be held liable for all obligations applicable to the Tenant as of that date as stated in this Agreement, including the obligation to pay the Rent, management fees, municipal taxes and all other expenses and additional payments imposed on the Tenant in accordance with this Agreement.

12.3.	On the delivery of possession date and as a condition for delivery of possession, the Tenant undertakes to perform the following actions:

12.3.1.

To receive possession in the Leased Premises, and provided that the Leased Premises are ready for delivery in accordance with the provisions set forth in this Agreement. Receipt of possession in the Leased Premises by the Tenant shall constitute approval on behalf of the Tenant that the Leased Premises were delivered to the Tenant in full compliance with the provisions set forth in this Agreement and subject to the said in the delivery protocol and defects that could not have been detected at the time of drawing up the delivery protocol.

12.3.2.

To pay the full amount of the Rent for the first month of lease (beyond the exemption period) of the First Term of Lease and to pay the management fees and all other and additional expenses and payments the Tenant is obligated to pay in accordance with the provisions set forth in this Agreement.

12.3.3.	To provide to the Landlord certificates of insurance signed by the insurer during the entire Term of Lease as stated in the Insurance Appendix.

12.3.4.	To provide to the Landlord an irrevocable authorization to debit the bank account for the purpose of transferring the payments.

It is clarified that in the event the Tenant fails to perform any of the actions stated above fully and timely the Tenant will not receive possession in the Leased Premises and this shall not be deemed as any breach committed by the Landlord, and without derogating from any relief and/or remedy and/or

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

right granted to the Landlord and/or the Management Company in accordance with this Agreement and/or in accordance with the Management Agreement and/or in accordance with the provisions set forth in any law, and without derogating from the provisions of Section 12.2 above and the undertakings of the Tenant to perform fully and timely all of the aforesaid actions.

13.	The business activities in the Building and in the Leased Premises and their times

13.1.	Opening the business in the Leased Premises

The Tenant undertakes to conduct its business in the Leased Premises regularly, continuously and in a high level and standard of management and maintenance that is appropriate for similar modern and luxurious buildings same as the Building, as of the completion date of the Tenant’s Works henceforth, and during the entire Term of Lease, and all as customary in businesses that are similar to the Tenant’s business.

13.2.

The Tenant undertakes to make full and timely payment of any payment that the Tenant owes in accordance with this Agreement, including payment of the Rent, whether or not the Tenant uses the Leased Premises, except for circumstances in which the Leased Premises cannot be used as a result of an act and/or omission of the Landlord and/or the Management Company and/or anyone acting on their behalf and subject to the provisions set forth in this Agreement.

13.3.

The Tenant shall be entitled to close its business in the Leased Premises for the periods as customary for that type of business same as the business conducted by the Tenant. The closing of the business in the Leased Premises for any reason shall not derogate from the Tenant’s obligation to pay the Rent for the entire Term of Lease.

13.4.

The opening hours of the business conducted in the Leased Premises shall be as customary for businesses such as the business conducted by the Tenant, without derogating from the provisions set forth in any law and the instructions of any competent authority.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

13.5.

Without derogating from any provision set forth above, the Tenant declares that it is aware that the Landlord and/or the Management Company shall be fully entitled to allow other leased premises and/or other businesses in the Building, according to their decision and at their absolute discretion, to open their businesses at times and on days as decided by the Landlord and/or the Management Company and the Tenant declares irrevocably that it shall have no objection that the other business establishments in the Building, in whole or in part, will operate their business on the dates and at the times as said, and the Tenant shall not have any claim and/or suit and/or demand against the Landlord and/or the Management Company and/or the other tenants in connection therewith, and provided that this shall not disturb the reasonable use of the Tenant in the Leased Premises in accordance with the Purpose of Lease. For the avoidance of doubt, it is clarified that the Landlord undertakes, to the extent that this depends on the Tenant, to allow the Tenant to work 7 days a week, 24 hours a day and that the Tenant will have access to the Leased Premises at any time.

13.6.

The Tenant declares and warrants that it is aware that different businesses and stores will be operated in the areas of the Project, in the Commercial Center in Building F and in the Building, according to the mix and the nature of the leased premises that are customary in centers such as the center where the Project is located, and the Tenant declares and warrants that it shall have no claim and/or demand and/or suit in connection therewith, including in connection with their hours of operation, the entry and exit arrangements therefrom, and provided that this shall not cause any nuisance in the use the Tenant makes in the Leased Premises from 08:00-19:00.

13.7.

The Landlord and/or the Management Company shall be entitled to close the leased premises in the Building (other than the Leased Premises) including in the commercial area for any activity on special days and time as decided by the Landlord and/or the Management Company and at their discretion, including, and without derogating from the generality of the aforesaid, the Holocaust Remembrance Day, the Day of Remembrance for the Fallen Soldiers of Israel and Victims of Terrorism (“Yom Hazikaron”) Saturdays and holidays and other days of similar importance.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

13.8.	The Parking Lot

13.8.1.

The Landlord shall be entitled to operate a parking lot in the Project and grant rights of use therein or lease the Parking Lot, in whole or in part, and/or certain reserved or unreserved Parking Spaces to third-parties, even if they do not lease areas in the Project, and all at the sole discretion of the Landlord and provided that this shall not affect the Parking Spaces leased by the Tenant. Subject to the aforesaid regarding avoidance from affecting the rights of the Tenant in the Parking Spaces, the Landlord shall be entitled to use the area of the Parking Lot at its absolute and sole discretion, including the provision of certain areas and/or their allocation in any manner in favor of whoever it decides and for any period of time decided and the collection of separate payment from whoever received such areas as said, and the Tenant shall have no claim and/or suit and/or demand in respect of the aforesaid, and provided that this shall not affect the right of use of the Tenant in the parking spaces.

13.8.2.

The Landlord may, at its absolute and sole discretion, decide from time to time to operate the Parking Lot or any part thereof as a parking lot in return for payment, whether by itself, whether by the Management Company and whether by others, including to lease the Parking Lot to subcontractors. It is agreed that the Landlord and/or the entity that will operate the Parking Lot as stated above shall be entitled to set out procedures for the use, operation, parking, entry and exit in the Parking Lot, and that will be reasonable and customary, and change them from time to time, provided that this shall not affect the rights of the Tenant in accordance with this Agreement and/or impose additional payments on the Tenant.

13.8.3.	Canceled.

13.8.4.

The Parking Spaces included in the Leased Premises – to the extent that Parking Spaces are included in the areas of the Leased Premises, the provisions set out in the Parking Appendix, Appendix A’3, shall apply to the said Parking Spaces.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

14.	Management of the Project and the Building

The Landlord shall be entitled to cause that a corporation that will engage in the management of the Building will be appointed or formed from time to time, whether by way of separate management and whether as management of part of the Project as a whole, including all its wings, including the Commercial Center, Building F, the Building and their maintenance (hereinafter: the “Management Company”). As long as such a corporation is not appointed or formed, or as long as the Management Company does not start with the management of the any of the areas in the Project, its buildings, the Commercial Center and maintenance thereof, or in the event such an appointment expired as said, the Landlord or anyone acting on its behalf will serve as the Management Company for the purpose of this Agreement.

The Management Company will set out the arrangements, rules and procedures relating to the management of the Project areas in whole, including the Building and their maintenance, and will lay down bylaws that will apply to all the tenants and the users of the Project areas and will monitor the enforcement and performance of such bylaws. The Tenant undertakes to sign with the Management Company the Management Agreement whose key principles are the principles laid down in this Section 14. The bylaws will be attached to the Management Agreement when the provisions set forth in the first part of this Section shall apply to the said bylaws.

In addition, the Management Company will provide, whether by itself and/or by subcontractors, management and maintenance services for the areas of the Project, including for the Building, including the supply of electricity in bulk for the Building and systems thereof, the collection of bills from the tenants and the possessors of the Building, in accordance with this Agreement and including services for the purpose of collecting the Rent, management fees and other payments for the consumption of electricity, cleaning and lighting of the public areas in the areas of the Project and the Building, both indoor and outdoor, air-conditioning for the indoor public areas, gardening in the public areas, maintenance, warranty and repairs of the electricity systems in the public areas, lighting, air-conditioning, elevators, escalators and all other systems and facilities that are used by all the users of the Project areas and the Building, installation, use and maintenance of different facilities for the use and enjoyment of the other tenants and/or visitors to the Building, signage, dwelling insurance for the areas of the Project including for the Building (excluding the content of the leased premises) third-party liability insurance in connection with the public areas, payment of municipal and governmental taxes applicable to the public areas and the maintenance of the parking lots and their operation, or any other service that is required for the purpose of managing and maintaining the Project areas including the Building (hereinafter: the “Services”).

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

It is further agreed that the warranty and the repairs as stated in the definition of the Services above also include, however not only, the replacement and/or retrofitting of equipment and accessories as may be required, and the Management Company shall be entitled, if the Management Company makes a decision to that effect, to finance the said services in whole or in part, by a fund for the replacement and/or retrofitting of the equipment and the payments for the said fund will be collected regularly from the different tenants as part of the maintenance and management expenses, and the Management Company will invest the said funds in solid investments and the said investments will not be returned to the Tenant. The deposits made in the said fund will be made according to the decision made by the accountant on behalf of the Landlord or the Management Company in accordance with the generally accepted accounting principles and while relying on the opinion of technical professionals. In the event the said fund is insufficient for the purpose of replacing and retrofitting the equipment systems or any facilities, the tenants leasing the units in the Project and in the Building shall make good the missing amount, according to the ratio between the area of their unit and the total area of the other units in the Building that are actually possessed by the tenants and/or that are designated for lease and/or sale. It is clarified that as of the date of signing this Agreement no payments for an equipment replacement fund are charged from the tenants leasing the Building as part of the management fees.

14.1.

The Management Company shall have access to the Leased Premises, by appointment, for the purpose of performing any work in the Area of the Leased Premises and that is required for the purpose of performing the services or any thereof, and subject to the fulfillment of all of the following cumulative conditions: (1) there is no possibility to perform the work reasonably not from the Area of the Leased Premises; (2) the work will be performed in a manner that will not cause a disturbance to the business conducted by the Tenant in the Leased Premises and will be coordinated with the Tenant in advance; (3) the Leased Premises will be restored to their previous condition upon completion of the work.

14.2.

The Management Company will employ workers, subcontractors, advisors, accountants, attorneys etc. as it deems fit and proper in buildings such as the Building for the purpose of performing its work. The expenses paid by the Management Company for all of the aforesaid works and its general expenses will be included as part of the “cost” as stated in Section 14.3 hereunder. For the avoidance of doubt, it is clarified that the employment of the said workers by the Management Company shall not derogate from its obligations in accordance with this Agreement and/or the Management Agreement.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

14.3.

The Tenant will pay for the period commencing on the Delivery Date henceforth maintenance fees as participation in the expenses of the Management Company, including a fund for the retrofitting and/or replacement of equipment in accordance with the provisions set forth in the first part of Section 14 above, according to its relative rate in the expenses of the Management Company.

The relative part of the Tenant in the maintenance fees will be calculated by dividing the Area of the Leased Premises by the total number of all the areas designated for lease (and that were not leased yet) and/or for sale in the Building, and the total area that was actually sold or leased in the Building. The estimated maintenance fees will be based on cost price for the performance of the Services, within their meaning above, with the addition of 15% profit for the Management Company (COST+15%). As of the date of signing this Agreement the monthly estimated maintenance fees are in the amount of NIS 15 for each 1 sq.m. of the areas of the Leased Premises for the purpose of collecting the Rent, together with linkage differentials to the Basic Index, and in addition to statutory VAT. The Management Company or the Landlord shall be entitled to update the amount of the maintenance fees according to the actual costs and according to the increase in the prices of the inputs and/or wages etc.

It is clarified that the said maintenance fees include only services that will be provided to the Building during the following days and hours of activity: Sun. – Thurs., from 08:00-18:00 (hereinafter: the “Ordinary Hours of Work”). In respect of additional services that are provided to the Tenant, beyond the said Ordinary Hours of Work, including the operation of the coolers/chillers system, beyond the Ordinary Hours of Work, the maintenance fees will be charged according to the actual consumption of the Tenant (according to the reading of the energy meter that will be installed in the Leased Premises). Subject to the aforesaid provisions, the operation of the air-conditioning and the electricity system will be permitted for 24 hours a day, 7 days a week.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

It is clarified that the said maintenance fees will include only services in respect of the maintenance of the common areas in the Building, however not the management in the floors of the areas of the Leased Premises.

It is clarified that the maintenance fees as stated above include guarding services at the entrance to the Building from 07:00 and until 19:00. The tenants shall solely incur the costs of the guarding services beyond the said hours.

14.4.

The Tenant confirms that it is aware, and the Tenant shall have no claim in connection therewith, that certain stores and/or commercial areas and/or businesses that are defined as “anchor stores/tenants” will participate in the expenses of the Management Company for fixed amounts that were set prior to the signing of this Agreement or that will be set after the signing of this Agreement, by negotiations held between the Landlord and the said anchor tenants and according to the customary practice in projects such as the Project, and provided that this will not increase the amount of the management fees that the Tenant is obligated to pay in accordance with the provisions set forth in this Agreement. Therefore, the amount of participation in the management expenses as paid by the said anchor tenants will be subtracted from the management expenses in addition to the profit to the Management Company, and the balance will be divided among the tenants leasing the leased premises in the Project, including in the Building according to the key presented above. In addition, it is agreed that the Management Company will set a separate rate for each of the following wings: commercial wing, offices wing and the parking lot areas.

14.5.

The Management Company shall be entitled, at its discretion, to provide special services to any of the tenants leasing premises in the Project including in the Building and/or its users, and in such circumstances as said the said tenant or user shall be solely responsible for paying for the said services, if provided.

14.6.

The Tenant shall be entitled to inspect the accounting documents of the Management Company and receive explanations from the Management Company following advance coordination with the Management Company. The books of the Management Company and its documents shall constitute prima facie proof of their content with respect to the expenses of the Management Company and anything associated therewith.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

14.7.

The refusal and/or the willingness and/or the request of the Tenant to receive any service and/or a service that the Tenant undertook to receive in accordance with the Agreement and/or the Management Agreement and/or the Tenant’s request to terminate the performance of the services, in whole or in part, shall not release the Tenant from its undertakings in accordance with this Agreement including the obligation to pay the Rent, and in any event shall not release the Tenant from any of its undertakings in accordance with this entire Section 14.

14.8.

The signing of the Tenant on this Agreement constitutes a direct undertaking towards the Management Company, once the Management Company is appointed or formed and to the extent that this is relevant to the Management Company, and an undertaking of the Tenant towards the Landlord to fulfill its entire undertakings towards the Management Company whether as stated in this Agreement and whether as stated in the Management Agreement stated hereunder. As long as the Management Company is not appointed or formed, the Landlord shall come in its place. At the Landlord’s request the Tenant will sign the Management Agreement with the Management Company that is based on the principles laid down in this Section 14. The Tenant agrees that there might be changes in the said principles and that stem from requirements that are unknown at the time of signing this Agreement. In such circumstances as said the Tenant will sign the Management Agreement at the Landlord’s request, to the extent that they do not impair the rights of the Tenant by virtue of this Agreement and on the condition that the contract is reasonable.

14.9.

The Management Company shall be entitled, however not obligated, to set out from time to time at its discretion and as customary in similar projects and buildings bylaws and/or procedures and/or instructions in anything related to the use of the areas in the Project and the Building including, but not limited to, anything related to entry and exit procedures, security, access, right of way to pedestrians and vehicles, transportation of goods and merchandise to the Leased Premises and their removal from the Leased Premises, prevention of different types of nuisances and disturbances, instructions, arrangements and guidelines for the performance of renovations and/or customization works in the leased premises and their area, opening and closing times of the businesses in the Commercial Center, operating hours of the lighting and the intensity of the lights in the different

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

leased premises and in the display windows, the use of the parking lots and the public areas, the operation of air-conditioning systems, heating and/or cooling systems in the public areas in the Project and the Building and/or in the leased premises themselves, the operation of the audio or music systems in the Building and in the leased premises themselves, signage, placement of ads or signs and the like. The Tenant undertakes that it and anyone acting on its behalf will observe strictly the entire provisions set forth in the bylaws and/or the procedures and/or the instructions set out by the Management Company as said, and provided that they are reasonable and as customary in similar buildings and do not impose on the Tenant additional costs and/or impair its rights in accordance with this Agreement, without derogating from the authorities of the Management Company to change them as stated above.

14.10.

In any event the Tenant defaults in making any of the payments that are due or that will be due to the Tenant to the Management Company in accordance with this Agreement and/or in the event the Tenant breaches the provisions set forth in this Agreement and/or in the event the Tenant avoids performing any action and/or performs an action the Tenant is prohibited from performing in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in any law and fails to cure the breach in 14 days as of the date of receiving a written notice, the Management Company shall be entitled, without prejudice to its right to seek any other relief in accordance with the law, and at its discretion, perform one or more of the following actions:

(1)	To terminate in whole or in part the management and the performance of the services provided to the Tenant and/or to prevent from the Tenant to use the services or any part thereof.

(2)	To demand an injunction and/or a mandatory injunction.

(3)

To act in any other manner permitted to it in accordance with the law including the termination of this Agreement, termination of the Lease Agreement with the Tenant and the eviction of the Tenant from the Leased Premises.

(4)	To perform the actions in the name of the Tenant and/or to cure the breach at the Tenant’s expense and to charge the Tenant for its expenses.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

14.11.

The parties agree that with respect to any amount that the Tenant fails to pay on time and that is not paid even in 7 days after the date set for its payment (hereinafter: the “Amount in Default”) the Tenant shall be obligated to pay to the Management Company, in addition to the Amount in Default, linkage differentials with respect to the Basic Index and the said amount shall incur Interest in Arrears as of the date the debt was created and until the actual payment date.

The parties agree and declare that in addition to the entire reliefs set out in this Agreement and in the law, the Tenant shall be obligated to pay to the Management Company, in addition to the Amount in Default, the entire expenses that the Management Company will pay in anything related to the legal proceedings against the Tenant in connection with any litigation or lawsuit or any action in the Execution Office including the fees to the attorney of the Management Company that handles the case, according to the decisions made in a peremptory judgment and the Tenant undertakes to return to the Management Company the entire expenses the Management Company incurred in respect of the litigation that was conducted including the commencement of a lawsuit and/or execution proceedings according to the results of the proceeding and the ruling of the expenses made by the court.

15.	Possession and management of the Leased Premises

15.1.

The Tenant undertakes to conduct its business in the Leased Premises in accordance with the provisions set forth in any applicable law and without causing any nuisance to the possessors of the areas of the Building and grounds thereof. In any event of breach as said the Tenant undertakes to apply all measures that are required by the Landlord and/or by the competent authorities for the purpose of eliminating the nuisance in 7 days as of the date of receiving a letter of demand from the Landlord to that effect. In the event the Tenant fails to act in the said manner, the Landlord shall be entitled to perform any other action, including for the purpose of eliminating the nuisance and the Tenant on its behalf shall indemnify the Landlord for any expense the Landlord shall incur in connection therewith.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Without derogating from the generality of the aforesaid the Tenant undertakes not to operate in the Leased Premises or grounds thereof any PA system and/or speakers and/or unreasonable noise and/or odor and/or waste and/or litter nuisances and not to attach and/or place signs in the areas of the Building. In addition, the Tenant undertakes to keep a reasonable level of cleanliness in the Leased Premises and in their nearby surroundings. In the event the Tenant breached the aforesaid provisions, the Landlord may, after delivery of a seven (7) days’ prior and written notice during which the breach was not cured, perform all actions and obtain all the reliefs set out in this Agreement, including in Section 14.10 above, and the Tenant shall incur all expenses caused to the Landlord in connection therewith

15.2.

The Tenant will conduct its business in the Leased Premises in strict adherence to the provisions set forth in the Management Agreement, to the extent that there is any, and all reasonable and customary procedures and instructions set out by the Management Company by virtue of its authority as stated in Section 14 above including all sub-sections thereof.

15.3.

The Tenant undertakes to keep the Leased Premises during the entire Term of Lease in good and operable condition (subject to natural and reasonable wear) and will repair promptly and at its expense any breakdown, damage or defect detected therein, except for reasonable wear in the main systems of the Leased Premises that will be repaired by the Landlord within a reasonable time taking into consideration the circumstances of the case. In the event the Tenant fails to start with the performance of the repair (that applies to the Tenant in accordance with the provisions set forth in this Agreement) in 7 (seven) days as of the date of receiving written notice for the purpose of this matter to repair the damage and/or the breakdown as said, the Tenant shall be responsible for performing the repair in accordance with the provisions set forth in this Agreement, the Landlord and/or the Management Company shall be entitled to enter the Leased Premises and perform the said actions in lieu of the Tenant and the provisions set forth in Section 25 of the Agreement shall apply.

15.4.

The Tenant will return possession in the Leased Premises to the Landlord upon expiration of the Term of Lease or as a result of the shortening of the Term of Lease in consequence of the termination of this Lease Agreement and in the same condition the Leased Premises were delivered at the time of delivery of possession therein to the Tenant, and subject to natural and reasonable wear. For the avoidance of doubt it is clarified and emphasized that the Leased Premises will be delivered to the Landlord when they include any renovation, improvement, addition, modification, repair or

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

fixture therein, even if installed and/or if they were added to the Leased Premises by the Tenant at its expense (and including the customization works that the Tenant performed in the Leased Premises on the Lease Commencement Date), including the air-conditioning systems, mechanical systems, electrical systems etc. For the avoidance of doubt, it is clarified that with respect to the area that was designated for the laboratories in the Leased Premises, the said area will be returned to the Landlord in shell level (however when it includes the floor that the Tenant installed in this area).

15.5.

The Landlord and/or the Management Company shall be entitled, at their discretion, to enter the Leased Premises from time to time on reasonable dates and following advance coordination for the purpose of inspecting the performance of this Lease Agreement and/or for the purpose performing works and repairs and provided that they apply reasonable measures to avoid the reasonable use of the Leased Premises and will assure that the inconvenience caused to the Tenant will be as minimal as possible, and after completing the repair the Landlord and/or the Management Company undertakes to restore the Leased Premises to their previous state (with respect to the part where the repair was performed.

Public areas and common property

15.6.

The Tenant shall not be entitled to make any use of the pavements, roads, yards, piers, roof and façades of the Building and any other and/or public area situated outside the Leased Premises, within its meaning above, however solely for the purpose of these public areas are designated. The Landlord undertakes to provide to the Tenant generation services in a capacity of up to 3 KWA.

(1)

The common property, to the extent that there is any common property in the Building, shall mean – any of the areas of the Building that is not designated for lease and/or sale by the Landlord (hereinafter: the “Common Property”). The Common Property is intended for the use of all tenants and/or users in the Building and not for the exclusive use of the Tenant.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

(2)

The Tenant shall be entitled to use the Common Property solely according to the purposes and/or the objects and/or the intended uses of the Leased Premises. The Landlord shall be entitled, from time to time and at its sole discretion, to permit to any third-party to use any part of the Common Property for the purposes set out by the Landlord, and provided that the use of the Tenant in the Common Property according to the purpose for which these areas are designated will not be impaired thereby.

For the avoidance of doubt it is clarified that even in the event the Landlord granted its approval to use any public areas as said, the Tenant shall not be entitled to roof and/or fence and/or close in any manner these areas, however only after obtaining the prior and written approval of the Landlord and subject to the provisions set forth in any law, and after making all payments and/or obtaining any certificate and/or permit by the Tenant, to the extent that these are required by the authorities.

(3)

For the avoidance of doubt the Tenant is aware that it shall be entitled to use the areas of the Common Property solely in accordance with the provisions set forth in any law and the provisions set forth in this Agreement.

15.7.

Without derogating from the provisions set forth in Section 11.3.2 above, it is clarified and emphasized that the following provisions shall also apply with respect to the addition of built areas in the Project:

(1)

The Landlord shall be entitled, at its sole discretion, to add additional built areas on the Land and/or in the Building, to the extent that the Urban Building Plans (UBP) that apply and/or that will apply to the Land permit such an addition, and the Tenant will not prevent and/or interfere and/or object to the addition of the built areas by the Landlord as said, and provided that that they will not interfere with the reasonable use of the Tenant in the Leased Premises according to the Purpose of Lease and in such manner that the access to the Leased Premises at any time will be safe and reasonable and that this will not impose on the Tenant any obligation of any kind.

(2)

The Tenant declares and warrants that it will not prevent in any manner, whether directly or indirectly, and will not submit any objection to any plan that will be submitted by the Landlord for the addition of built areas on the Land and/or in the Building, whether Urban Building Plans (UBP), whether a plan for building permits and whether any other plan, and provided that the conditions set out in Section 15.7(1) above have been met.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

(3)	Canceled.

16.	Licenses and permits

16.1.

The Tenant declares and affirms that it inquired in the planning and building authorities and in the municipality the valid UBP where the Building and the Leased Premises are situated (hereinafter: the “Plan”) and inspected the permitted uses of the Building and the Leased Premises in accordance with the Plan and/or according to the building permit. After gaining all particulars relating to the applicable UBP in the premises, the Tenant decided to lease the Leased Premises from the Landlord according to the Purpose of Lease.

If, as a result of the use that the Tenant makes and/or will make in the Leased Premises the Landlord receives a demand from the Local Planning and Building Committee to pay a betterment levy, or non-conforming usage fees, the Tenant shall be obligated to pay directly to the Local Planning and Building Committee any amount the Landlord is obligated to pay by the Local Planning and Building Committee, or return to the Landlord any amount as said that is paid by the Landlord to the Local Planning and Building Committee, and provided that the Landlord notifies the Tenant regarding any suit and/or claim and/or demand made against it and will afford to the Tenant an opportunity to defend against such a demand.

The Tenant declares that it is familiar with the business it intends to conduct in the Leased Premises and the conditions that are required for the purpose of obtaining the business license and the Tenant, as opposed to the Landlord, shall be solely responsible and the Tenant undertakes to obtain all licenses, approvals and permits that are required or that will be required in accordance with the provisions set forth in any law for the purpose of conducting its business in the Leased Premises according to the Purpose of Lease. Prior to signing the Agreement, the Tenant considered the option to obtain all licenses and/or approvals and/or permits as said and found them in compliance with its purposes and requirements. The Tenant shall incur at its expense all payments that are required for the purpose of obtaining the said licenses or permits, including the performance of customizations in the

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Leased Premises, if required for the purpose of obtaining the said licenses and permits. The Landlord shall not be held liable in any manner or form for obtaining the permits and/or the approvals that are required for the purpose of obtaining a business license for the Leased Premises. The Landlord will agree, to the extent that this is required from the Landlord in accordance with the provisions set forth in any law as the owner and the landlord of the Leased Premises and in accordance with the provisions set forth in any law, to submit an application for a business license and will sign any customary and reasonable form that is required for the purpose of this matter, and provided that this shall not impose on the Landlord any financial or other liability. For the avoidance of doubt, to the extent that the Tenant fails to obtain any business license for its business in the Leased Premises in consequence of an act or omission of the Tenant and/or in consequence of the non-conformance of the Tenant’s business and/or the use that the Tenant wishes to make in the Leased Premises to the provisions set forth in the UBP and the provisions set forth in any law applicable to the Leased Premises, this shall not derogate from any of the undertakings of the Tenant in accordance with this Agreement, including the payment of the Rent and the maintenance fees.

16.2.

The Tenant will extend on time any license and permit that are required for the purpose of conducting its business in the Leased Premises in compliance with the Purpose of Lease and, in addition, the Tenant undertakes to present to the Landlord a copy from any license or permit as said, upon receiving the demand of the Landlord to that effect. If, for any reason, the Tenant did not obtain a business license and not for a reason stemming from the Landlord and/or anyone acting on its behalf, the Tenant shall not be entitled to terminate this Agreement and this shall not release the Tenant from any of his obligations in accordance with this Agreement. In such circumstances as said, the Landlord on its behalf shall be entitled to terminate the lease contemplated in this Agreement and the Tenant shall be exempt from paying all payments the Tenant is obligated to pay in respect of the Leased Premises until expiration of the Term of Lease contemplated in this Agreement.

16.3.	The Tenant shall be responsible for obtaining at its expense a permit for the signs the Tenant wishes to place in the Leased Premises and pay any levy in respect whereof.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

16.4.

Failure to obtain such a license or permit as said shall not give rise to grounds justifying failure by the Tenant to fulfill its undertakings in accordance with the Agreement and the Landlord shall be entitled, however not obligated, in the event of failure in such manner that will cause the submission of indictments and/or reports and/or fines and/or the issuance of shutdown orders (whether administrative and whether judicial) in respect of the Leased Premises, to terminate the Agreement and demand from the Tenant, in addition to any other relief in accordance with the Lease Agreement and the law, payment for all the damages caused to the Landlord as a result of the breach, and provided that the Landlord notifies the Tenant regarding any claim and/or demand and/or suit brought against it, will afford the Tenant an opportunity to defend against it, will not settle in such a proceeding without obtaining the prior and written approval of the Landlord and that the damages shall be paid according to a peremptory judgment.

16.5.

The Tenant shall incur in person any fine or penalty imposed in respect of the management of the business and/or the use of the Leased Premises by the Tenant and/or its employees and/or agents and/or customers without a permit or in violation of a permit, whether imposed on the Landlord or the Management Company and whether imposed on the Tenant, and provided that the Landlord notifies the Tenant regarding any claim and/or demand and/or suit referred against it, will afford the Tenant an opportunity to defend against it, will not settle in such a proceeding without obtaining the prior and written approval of the Landlord and that the damages will be paid according to a peremptory judgment.

16.6.

The Tenant undertakes to observe at its expense and under its responsibility during the entire Term of Lease, and without receiving any demand or reminders from the Landlord, the entire provisions set forth in the law regarding the setting up of the business in the Leased Premises, including its use and management. Without derogating from the generality of the aforesaid, the specific provisions set forth hereunder shall apply with respect to the aforesaid.

16.7.

The Tenant undertakes that, to the extent that this is required in accordance with the law, it will act in accordance with the provisions set forth in the Placement of Resuscitation Machines in Public Places Law, 5768- 2008.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

16.8.

To the extent that the Tenant is bound by law to make the Leased Premises accessible to disabled persons, the Tenant shall be solely obligated to act in the said manner and at its expense, and the Landlord shall not be responsible for the purpose of this matter in any manner, as opposed to the obligation to make the Building and the Project accessible to disabled persons that will be imposed on the Landlord.

16.9.

The Tenant undertakes to install in the Leased Premises, at its expense and under its responsibility, a fire safety system including sprinklers, and any other equipment that is required (hereinafter: the “Fire Safety System”) according to the demands made by the National Fire and Rescue Authority and in accordance with the provisions set forth in any law expressly, and after obtaining the approval of the Standards Institution of Israel.

16.10.

The Tenant undertakes to install in the Leased Premises a fire detection system (hereinafter: the “Detection System”) that will be connected directly to the fire department call center and to other entities on behalf of the Tenant. It is hereby clarified that the undertaking of the Tenant as set out in this sub-section is an independent undertaking and will also apply in circumstances in which the Landlord installed (whether inside or outside the Leased Premises) a Fire Detection System connected to a control panel that will also connect to other detection systems that the company will install in other leased premises and/or in public areas in the Land (hereinafter: the “Main System”) and this will not impose on the Landlord any liability in connection therewith, and without derogating from the undertakings of the Tenant as stated in the first part of this sub-section, and the Landlord shall be entitled, however not obligated, to demand that in addition to the connection to the fire department center (and other entities on its behalf) the Tenant will also connect the Detection System also to the main system. Without derogating from the other provisions set forth in this Agreement, the Tenant undertakes to act for the purpose of providing proper maintenance to the fire protection and fire detection systems and the Tenant hereby releases the Landlord and anyone acting on its behalf from any liability for any damage caused to the Leased Premises and/or their content and/or to the equipment and/or to any person and/or corporation including to its employees and/or to the Landlord and/or to anyone acting on its behalf and/or to the other lessees and/or tenants in the Land and/or to any other person, as a result of a malfunction and/or a non-conformance in the Fire Protection System and/or in the Fire Detection System, provided that the malfunction was not caused for reasons depending on the main system or on the Landlord and/or anyone acting on its behalf.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

16.11.

For the avoidance of doubt it is hereby clarified that the connection to the main system as stated in sub-section 16.10 above shall not derogate from the obligations of the Tenant and the exemption granted in accordance with the provisions set forth in this sub-section, and shall not impose any responsibility and/or liability on the Landlord towards the Tenant in respect of any damage caused to the Leased Premises and/or to their content and/or to the equipment and/or to any other person and/or corporation including to its workers and/or to the Landlord and/or to anyone acting on its behalf and/or to the other tenants and/or lessees in the Land and/or to any other person as a result of a malfunction and/or non-conformance in the Fire Protection System and/or the Fire Detection System and/or the main system, unless these occurred as a result of an act and/or omission of the Landlord and/or the Management Company and/or anyone acting on their behalf.

16.12.

As a condition for the operation of the Leased Premises according to the Purpose of Lease by the Tenant, the Tenant shall conduct at its expense an inspection of the working order of the Fire Protection and the Fire Detection Systems in the Leased Premises only, within their meaning in Section 16.10, and will provide to the Landlord the written approval of the National Fire and Rescue Authority and the Standards Institution of Israel regarding the working order of the Fire Protection and the Fire Detection systems in the Leased Premises and all other safety issues as required by them as a condition for the occupancy of the Leased Premises. The Tenant will take measures at its expense to obtain all necessary approvals from the National Fire and Rescue Authority and/or the Standards Institution of Israel and/or any other authority whose approval is required in accordance with the law regarding the working order of the Fire Protection System and to the extent that an approval on behalf of the National Fire and Rescue Authority for the occupancy of the Leased Premises is required, the Tenant undertakes to obtain the said approval as well. The Tenant declares that it is aware that the breach of the said undertaking by the Tenant shall constitute a fundamental breach of this Agreement.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

16.13.

Without derogating from the provisions set forth in this Section, the Tenant undertakes to observe, at its expense, the entire instructions of the National Fire and Rescue Authority as delivered from time to time and in accordance with the National Fire and Rescue Authority Law and/or in accordance with any law and it is hereby clarified expressly that in the event the Tenant fails to observe any of the aforesaid provisions the Landlord shall be entitled, however not obligated, to perform in its name and under its responsibility everything required as said, at the Tenant’s expense, and the Tenant undertakes to compensate and indemnify the Landlord promptly for the entire expenses the Tenant incurred for the performance of the said actions as said, in the event the Landlord performed the required work in lieu of the Tenant and subject to the presentation of invoices. In the event the Landlord acted as said, subject to the criterion of reasonableness this shall not derogate from the liability imposed on the Tenant with respect to the fire detection and fire protection systems and/or impose any liability on the Landlord and/or anyone acting on its behalf in anything associated therewith.

16.14.

For the avoidance of doubt it is clarified that the Tenant shall be solely obligated to obtain all approvals and/or permits as stated above and/or that are required in accordance with the provisions set forth in any law as a result of the use of the Leased Premises and the Landlord and/or anyone acting on its behalf do not and will not be held liable in connection therewith, even if the Landlord did not claim its right to obtain the said approvals and/or permits as said and the Tenant shall be precluded from raising any claim and/or demand and/or suit against the Landlord and/or anyone acting on its behalf in connection therewith, and provided that the preclusion preventing the issuance of the approval did not stem from circumstances depending on the Landlord and/or anyone acting on its behalf. The Landlord undertakes to deliver to the Tenant any approval and/or permit that is in its possession and that is demanded by the authorities as a supplemental approval for obtaining the approvals and the permits.

17.	Liability and indemnity

17.1.

The Tenant, and solely the Tenant, as opposed to the Landlord, shall be held liable for the protection of the Leased Premises and their content, and shall be held liable in accordance with any law towards any person and/or entity and/or authority for any damage, loss, failure or injury (hereinafter in this Section 17, including sub-sections thereof: “Damage”) caused to the body and/or to the property in the Area of the Leased Premises and/or in consequence of the use of the Leased Premises and/or as a result of

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

conducting its business (in the Leased Premises and outside the Leased Premises) and for any Damage caused in connection with the possession in the Leased Premises and/or use thereof and/or in consequence of an act or omission the Tenant and/or anyone acting on its behalf commits in the Area of the Leased Premises and/or in the area of the Project and the Building – whether committed by the Tenant and whether committed by anyone acting on its behalf, including its workers, agents, contractors, suppliers, visitors and/or any other person on its behalf and/or with its permission.

It is hereby agreed and declared expressly that the Landlord shall not be held liable in any manner for the Tenant and/or anyone acting on its behalf for any Damage that is caused, if caused, to the property and/or to the business of the Tenant and anyone staying therein, and for any Damage to the Leased Premises and all, without derogating from the generality of the aforesaid – also indirect and consequential loss, except for Damage caused by an act and/or omission of the Landlord and/or anyone acting on its behalf.

For the avoidance of doubt, it is clarified that everything stated in this Section 17.1 above also constitutes a provision in favor of a third-party, within the meaning of this term in Chapter D of the Contracts Law (General Part) 5733-1973 when the said third-party is the Management Company.

17.2.

Any activity that is held and/or that is performed in the Leased Premises shall be performed under the sole responsibility of the Tenant and the Landlord will have no connection and/or responsibility and/or liability for such an activity as said, except for the liabilities of the Landlord and/or the Management Company in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in any law. Without derogating from the generality of the aforesaid the Tenant shall be held liable in accordance with the provisions set forth in any law for any Damage and for any other responsibility in consequence of the breach or the partial fulfillment of the provisions set forth in any law and/or license and/or permit in connection with the use of the Leased Premises by the Tenant, including its employees, agents, contractors, suppliers, visitors and/or any other person acting on its behalf and/or with its permission.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

17.3.

Without derogating from the rights of the Landlord in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in any law, the Tenant undertakes to compensate and indemnify the Landlord and/or anyone acting on its behalf and/or the Management Company in respect of any expense and/or loss caused to any thereof in consequence of an act or omission of the Tenant and/or anyone acting on its behalf in consequence of an event for which the Tenant is held liable as stated in Sections 17.1 or 17.2 above and/or for the full amount that the Landlord and/or the Management Company paid or incurred in connection with the Damage, within its meaning above, and all legal expenses that the Landlord and/or anyone acting on its behalf and/or the Management Company incurred in connection with a lawsuit and/or in connection with a defense in a lawsuit as said in consequence of the Damage and/or expenses for legal actions commenced by the Landlord in consequence of breach of any of the undertakings of the Tenant in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in any law and all on the condition that the Landlord notified the Tenant regarding such a lawsuit as said within a reasonable time after learning about the said lawsuit and on the condition that it afforded to the Tenant an opportunity to defend against the said lawsuit, whether by its addition as a third-party in the said lawsuit, whether by its inclusion in the defense of the Landlord against the lawsuit, whether by affording to the Tenant an opportunity to defend against the lawsuit on behalf of the Landlord, and did not settle in the said lawsuit without obtaining the prior and written approval of the Tenant and that the said indemnity and/or the damages shall be paid in accordance with a peremptory judgment (hereinafter collectively: the “Conditions for Indemnity”).

17.4.

The Tenant, as opposed to the Landlord, shall be solely liable, in accordance with the provisions set forth in any law, for any bodily injury and/or damage to property caused in connection with its negligence and for any wrong committed in connection with the possession in the Leased Premises and/or the use made therein, except for Damage caused by the Landlord and/or anyone acting on its behalf.

17.5.

The Tenant shall indemnify the Landlord and/or the Management Company in respect of any Damage and/or suit and/or obligation the Landlord and/or the Management Company will be obligated to pay in connection with Damage and/or a wrong committed in the Leased Premises and/or in connection with and/or stemming from the possession in the Leased Premises and/or in connection with the use made therein and for which the Tenant is held liable as stated in Sections 17.1 and 17.2 above, and all immediately upon receiving the first written demand of the Landlord and subject to the Conditions of Indemnity set out in Section 17.3 above.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

17.6.

For the avoidance of doubt it is hereby clarified that the said in this Section shall not impose on the Tenant any liability for bodily injury and/or damage to property caused in consequence of an act and/or omission of a third-party and/or damages for which the Tenant is not held liable in accordance with the provisions set forth in any law.

17.7.

The parties agree and declare expressly that the Landlord shall not be held liable in any manner towards the Tenant for Damage caused to the Tenant’s property and/or to the Tenant’s business for any reason and, without derogating from the generality of the aforesaid, also indirect and consequential loss, except for Damage caused deliberately by the Landlord and/or Damage in respect of which it is proven that it stems from acts and/or omissions of the Landlord and/or anyone acting on its behalf.

18.	Insurance

Without derogating from the liability of the Tenant in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in any law, the Tenant shall be responsible for taking out and maintaining during the entire Term of Lease all the insurances in accordance with the entire requirements laid down in the Insurance Appendix hereby attached to this Agreement as an integral part thereof and marked as Appendix E.

19.	Additions and modifications

The Tenant shall not be entitled to perform any modifications or additions in the Leased Premises that constitute fixtures, whether interior or exterior modifications, or any additions, whether interior or exterior modifications that require the issuance of a building permit and/or a constructive modification in the drawings including the common systems in the Building without obtaining the prior and written approval of the Landlord, which approval shall not be unreasonably withheld (hereinafter: “Modifications and Additions”).

The performance of the Modifications and Additions is stipulated on the condition that the Modifications and Additions will be performed by lawfully licensed contractors, and to the extent that the Modifications require a building permit and/or a permit issued by a competent authority the Modifications will be performed only in accordance with the requirements laid down by the competent authorities and after obtaining a building permit in accordance with the law.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

20.	Transfer of rights

20.1.

The Tenant shall not be entitled to assign and/or transfer and/or perform a transaction and/or endorse in any other manner its rights and/or obligations in connection with this Agreement, in whole or in part without obtaining the prior, express and written approval of the Landlord, which approval shall not be unreasonably withheld.

Notwithstanding the aforesaid, it is clarified that the Tenant shall be entitled at any time and without obtaining the prior and written approval of the Landlord, to transfer rights in the Leased Premises and rights in accordance with the Agreement, and permit any use of the Leased Premises or any part thereof to others, within the framework of a sale or transfer of shares in the Tenant, activities and/or assets of the Tenant, in whole or in part, whether by way of a sale, assignment, reorganization or merger, and provided that the new legal entity that is formed instead of the Tenant will step in and take over the Tenant in this Agreement.

In addition, the Tenant shall be entitled to transfer its rights in accordance with this Agreement, in whole or in part, or permit the use of the Leased Premises or any part thereof, to any parent company and/or subsidiary and/or a related company, within the meaning of these terms in the Securities Law 5728-1968, without obtaining the prior and written approval of the Landlord.

It is further agreed that the Tenant shall be entitled to lease the Leased Premises, in whole or in part, to a sublessee, subject to obtaining the prior and written approval of the Landlord, which approval shall not be unreasonably withheld.

In addition, the Tenant shall be entitled to transfer its rights and obligations in accordance with this Agreement to a substitute lessee who will sign this Agreement and who will step in and take over the Tenant in this Agreement, and provided that the Landlord approves the in advance and in writing the identity of the Landlord.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Breach of the provisions set forth in this Section 20.1 shall constitute a fundamental breach of the Agreement.

20.2.

The Landlord and/or anyone acting on its behalf shall be entitled to assign and/or perform a transaction and/or sell and/or rent and/or lease and/or charge and/or pledge and/or transfer and/or endorse in whole or in part its rights and/or obligations in accordance with this Agreement, in whole or in part, without obtaining any approval from the Tenant in connection therewith, and all on the condition that the rights of the Tenant in accordance with this Agreement shall not be impaired thereby and that the Tenant shall not be subject to additional obligations as a result of such actions. The Tenant undertakes to fulfill its entire undertakings as stated in the Agreement towards anyone that steps in and takes over the Landlord as said (hereinafter: the “Transferee”) unconditionally, and the Tenant undertakes to cooperate with the Landlord and/or with the Transferee and sign any document and/or declaration, to the extent required, if required by the Landlord for the purpose of approving and/or performing the said in this Section, including, and without derogating from the generality of the aforesaid the replacement of the entire collaterals that the Tenant provided to the Landlord and their replacement with collaterals in the name of the Transferee, to the extent that this is demanded by the Landlord, and all on the condition that the rights of the Tenant in accordance with this Agreement shall not be impaired thereby and that the Tenant will not be subject to additional obligations in connection therewith. This condition is a fundamental condition in this Agreement.

21.	Reliefs and remedies

21.1.

None of the provisions set forth in this Agreement shall be construed as derogating from the rights of any of the parties to this Agreement in accordance with the provisions set forth in the Contracts Law (Remedies for Breach of Contract), 5731-1970.

21.2.

Without derogating from its right to seek any other relief and/or remedy and/or to seek damages for a higher amount, in the event of a fundamental breach of this Agreement by the Tenant that was not cured in accordance with the provisions set forth in this Agreement, the Landlord shall be entitled to pre-estimated liquidated damages in an amount in new Israeli shekels

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

equal to the Rent for 2 months of lease, when the amount that will be paid will be linked to the Basic Index until its actual payment date (hereinafter: the “Liquidated Damages”), whether the Landlord opted to perform the Agreement and whether the Landlord opted to terminate the Agreement as a result of such a breach as said.

The parties declare that after making the necessary calculations the parties find that the Liquidated Damages constitute reasonable and adequate compensation and payment for the damage caused to the Landlord in consequence of the breach and in consequence of handling its consequences.

“Fundamental breach” in this Agreement shall mean – a breach in respect of which it is stated explicitly in the Agreement that it is a fundamental breach. This condition is a fundamental condition in this Agreement.

21.3.	Without derogating from any other provision set forth in this Agreement, it is agreed that breach of any of the provisions set forth hereunder shall be deemed as a fundamental breach:

Default in any of the payments the Tenant is obligated to pay in accordance with the provisions set forth in this Agreement to the Landlord and/or to the Management Company and/or to anyone acting on their behalf, for a period greater than 14 (fourteen) days and/or a default as said for a period of 7 days, however for more than three times during any year of lease (that will be counted as of the Lease Commencement Date henceforth – in each whole calendric year) (hereinafter: the “Year of Lease”).

21.4.

It is clarified that without derogating from any other provision in this Agreement – even in the event the Tenant terminates the operation of the business in the Leased Premises for any reason prior to the expiration of the Term of Lease, the Tenant shall be obligated to pay all payments applicable to the Tenant by virtue of this Agreement on time, without exception, until the expiration of the Term of Lease.

21.5.

Notwithstanding and despite any provision in the Agreement in connection with the Term of Lease and without derogating from the foregoing, the Landlord shall be entitled to terminate the Agreement, demand from the Tenant to vacate the Leased Premises forthwith by delivery of a thirty (30) days’ prior notice (hereinafter: the “Termination Notice”) and return full possession in the Leased Premises to the Landlord, upon the occurrence of any of the following events:

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

21.5.1.	The Tenant committed a fundamental breach of this Agreement and failed to cure the breach in 14 days as of the date of receiving a written notice from the Landlord.

21.5.2.

The Tenant committed a breach other than a fundamental breach of this Agreement and failed to cure the breach or failed to take action to cure the breach in 21 days as of the date the Tenant received a written demand from the Landlord to that effect.

21.5.3.

The Tenant or any member thereof, as the case may be, died and/or a motion was submitted in a competent court for the liquidation of the Tenant and/or for a declaration of the Tenant as bankrupt and/or for the appointment of a trustee and/or a liquidator and/or a temporary liquidator and/or a receiver (for the Tenant or for any of its primary assets) and/or a special administrator and/or a stay of proceedings against the Tenant and/or the imposition of an attachment on a material part of its assets, and the motion was not dismissed or withdrawn in 90 days from the date of its submission.

21.6.	In the event a Termination Notice of this Agreement was delivered upon the occurrence of any of the aforesaid events, the following provisions shall apply, inter alia:

21.6.1.	The Landlord may take possession in the Leased Premises and act in accordance with the provisions of the law for the purpose of this matter.

21.6.2.	Canceled.

21.6.3.

The Tenant undertakes to return to the Landlord and to the Management Company, immediately after making a decision to that effect based on a peremptory judgment, all expenses, damages and losses caused to them as a result of breach of the Agreement by the Tenant and as a result of the said breach including, and without derogating from the generality of the aforesaid, legal expenses, attorney fees, accountant fees and the fees of any other professional as said, and all assisted in the peremptory judgment as said.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

21.6.4.

Subject to the lawful termination of this Agreement, the Tenant shall have no right to defend in any manner and/or try and delay or prevent an engagement between the Landlord and any other tenant and/or try and prevent or delay the lease of the Leased Premises to any other substitute tenant or any other tenant. The aforesaid provisions shall apply both to the relationship between the Landlord and the Tenant and the relationship between the Tenant and the substitute tenant, and shall be deemed, inter alia, as contractual provisions made in favor of a third-party, within the meaning of this term in Chapter D of the Contracts Law (General Part) 5733-1973.

21.7.

Without derogating from any relief and/or remedy and/or right granted to the parties to the Agreement in accordance with the Agreement and/or in accordance with the provisions set forth in any law, the parties agree that any default in payment by any party and that is greater than 7 days shall carry Interest in Arrears within its meaning in Section 1 of the Agreement, calculated on daily basis, as of the first day of the default.

21.8.	Canceled.

21.9.

Any waiting period, a delay, waiver or avoidance from exercising any right by any of the parties in accordance with this Agreement and/or an attempt by that party to reach settlement or an arrangement with the other party shall not be deemed in any circumstances and in any case as waiver or as grounds for an argument of preclusion against the other party, and these shall not constitute precedent and/or waiver in advance with respect to similar or other circumstances in the future.

21.10.	This Section including all sub-sections thereof constitutes a material and fundamental section in this Agreement.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

22.	Vacating the Leased Premises

22.1.

The Tenant undertakes that immediately upon expiration of the Term of Lease or upon the lawful termination of this Agreement for any reason (hereinafter: the “Evacuation Date of the Leased Premises”) the Tenant will vacate the Leased Premises and will deliver possession therein to the Landlord when the Leased Premises are free from any person and article owned by the Tenant and subject to natural and reasonable wear. The Leased Premises will be delivered to the Landlord when they include any renovation, improvement, addition, repair or fixture therein even if these were installed and/or added to the Leased Premises by the Tenant at its expense, including air-conditioning systems, mechanical systems, electrical systems etc. subject to the provisions of Section 19 above.

For the avoidance of doubt it is clarified that any object and/or equipment and/or accessories and/or inventory that are not part of the Landlord’s property in accordance with this Agreement and that are left in the Leased Premises after the Leased Premises are vacated by the Tenant shall become the property of the Landlord for no payment after the Tenant vacates the Leased Premises.

22.2.

The Tenant undertakes that in the event it does not vacate the Leased Premises on the Evacuation Date of the Leased Premises and not for a period of 7 (seven) additional days, the Tenant will pay to the Landlord for the period between the Evacuation Date of the Leased Premises and the actual evacuation date an amount equal to the multiple of two months of the Rent in respect of each month or any part thereof according to its relative part, during the period the Tenant does not vacate the Leased Premises. The Tenant declares that this amount was set and was agreed between the parties as pre-estimated liquidated damages that the parties set after applying their judgment as the reasonable amount of the damage caused to the Landlord as a result of failure to vacate the Leased Premises on the Evacuation Date of the Leased Premises.

For the avoidance of doubt the Tenant declares that the said in this Section shall be without prejudice to any right of the Landlord and any payment made in accordance with this Section will not release the Tenant from its obligation to vacate the Leased Premises.

22.3.

The Tenant declares and warrants that in the event it fails to vacate the Leased Premises on the Evacuation Date of the Leased Premises the Landlord and/or the Management Company shall be entitled, in addition to the reliefs granted to them under Section 22.2, in accordance with the

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Agreement and in accordance with the provisions set forth in any law, to claim from the Tenant the entire sums that the Tenant is obligated to pay in accordance with this Agreement as if the Term of Lease continued, and without prejudice to the obligation of the Tenant to vacate the Leased Premises.

22.4.

For the avoidance of doubt, the Tenant declares that payment and/or receipt of adequate usage fees and/or payments made under Section 22.3 above shall not create a relationship of lease between the parties with respect to the period after the Evacuation Date of the Leased Premises.

22.5.

The Tenant declares that in any event it fails to vacate the Leased Premises in person, on the Evacuation Date of the Leased Premises and not even after receiving a 14 (fourteen) days’ additional written notice, the Landlord and/or anyone acting on its behalf shall be entitled to enter the Leased Premises and remove any person and article related to the Tenant and/or used by the Tenant at the absolute and sole discretion of the Landlord.

22.6.	Canceled.

22.7.

The Tenant declares that the Landlord and/or anyone acting on its behalf shall not be held liable in any manner for any damage of any kind caused to the Tenant, if caused, as a result of any activity related to the eviction of the Tenant and/or the removal of the equipment and the property from the Leased Premises and/or the storage of the equipment and the property that were made as a result of failure by the Tenant to vacate the Leased Premises on time and in contravention of the provisions set forth in this Agreement.

22.8.	Upon expiration of the Term of Lease or upon the termination of this Agreement for any reason the Landlord and the Tenant will perform a final settling of accounts.

For the purpose of performing the final settling of accounts the Tenant will provide to the Landlord a certificate issued by any municipal and/or governmental and/or other authority and/or from any other entity in respect of which the Tenant undertook directly to make different payments, or receipt in the event it is impossible to obtain an approval from the said entity, proving that as of the expiration date of the Term of Lease the Tenant made all payments relating to the Term of Lease including principal and/or interest and/or linkage differentials and/or fines and/or any other debt in respect of the said period.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

23.	Collateral

For the purpose of assuring the timely fulfillment of the entire undertakings of the Tenant in accordance with the Agreement, and without derogating from the entire undertakings of the Tenant in the Agreement, and without derogating from any relief and/or remedy and/or right granted to the Tenant in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in any law, the Tenant will provide the entire collateral to the Landlord on the following dates, as follows:

23.1.	Canceled.

23.2.	Autonomous bank guarantee

On the Delivery Date as said, and as a condition for delivery of possession as said the Tenant will provide to the Landlord on the Delivery Date an autonomous bank guarantee in the form attached as Appendix G (hereinafter: the “Bank Guarantee”).

Without derogating from the said in Appendix G, as said, the entire following provisions will apply to the Bank Guarantee:

23.2.1.

The Bank Guarantee will be autonomous, unconditional, assignable to a third-party that will purchase the Leased Premises solely from the Landlord, made in favor of the Landlord as a beneficiary, payable in installments, duly stamped at the Tenant’s expense and in effect during the entire Term of Agreement and up to 60 days after expiration of the Terms of Lease. The amount of the Bank Guarantee as said will be an amount equal to the monthly Rent (including the Rent for the Parking Spaces) and the management fees/maintenance fees and VAT in respect whereof, within their meaning in Section 14 above for a period of 6 (six) months, when the guarantee amount as said is linked to the Index starting from the Basic Index and up to the Index known on the actual payment date.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

It is clarified that the Tenant shall incur at its sole expense any commission and/or expense and/or payment in respect of the issuance and/or the extension and/or the maintenance of the Bank Guarantee.

23.2.2.

In the event the Agreement is extended and applies also in additional Terms of Lease the Tenant will provide to the Landlord the Bank Guarantee for the additional relevant Term of Lease in the form and under conditions that are identical to the Bank Guarantee that was provided in connection with the Term of Lease that preceded it.

23.2.3.

In the event the Tenant breaches any fundamental provision of the provisions set forth in the Agreement, including, but not limited to, in circumstances in which any overdue payment is due from the Tenant to the Landlord (including, and without derogating from the generality of the aforesaid, sums for an undertaking made by the Tenant to indemnify the Landlord) the Landlord shall be entitled to present the Bank Guarantee for payment, in whole or in part (at its discretion) after delivery of written notice to the Tenant at least 14 days in advance, and as long as the Tenant did not cure the breach during this period, without derogating from any relief and/or remedy and/or right granted to the Landlord in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in any law, and all at the absolute and sole discretion of the Landlord.

23.2.4.

It is clarified that in the event the Landlord realizes the Bank Guarantee as stated above the Tenant shall be obligated to deposit with the Landlord a new Bank Guarantee under terms and for an amount that is identical to the amount that was forfeited (linked to the Index), in 7 days as of the date the Landlord presented the Bank Guarantee for payment as said.

23.2.5.

To the extent that the Tenant provided a Bank Guarantee that is in effect for a period that expires before the expiration of the Term of Lease, the Tenant shall be responsible for extending the effect of the Bank Guarantee from time to time and provide the extended guarantee or its amendment in their original form to the Landlord

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

without receiving any demand or a reminder from the Landlord to that effect. In the event the Tenant failed to act in the said manner, during a period of 14 days prior to the expiration date of the guarantee, the Landlord shall be entitled to deliver a demand for the forfeiture or the extension of the effect of the guarantee to the bank that issued the guarantee.

23.3.	Promissory note

23.3.1.

At the time of signing this Agreement the Tenant will provide to the Landlord a negotiable, index-linked (without personal guarantors) promissory note, in the form attached as Appendix H, in an amount equal to the amount of the Rent for the Parking Spaces and management fees/maintenance fees and VAT in respect whereof for a period of 12 months, when the said promissory note will be blank (hereinafter: the “Promissory Note”). The Landlord and/or the Management Company shall be entitled to fill in the payment date and the redemption date in the Promissory Note and submit the note for its collection and/or to the Execution Office and/or to negotiate with the note without limitation in any event in which the Tenant breaches the Agreement and/or the Management Agreement and/or in any event in which any payments are due to the Landlord and/or the Management Company that were not fully paid and/or timely paid (including and without derogating from the generality of the aforesaid, sums for the undertaking of the Tenant to indemnify the Landlord). In addition, the Promissory Note will serve for the purpose of assuring payment of the debts and the payments of the Tenant to third-parties such as Rehovot Municipality and/or Israel Electric Corp. and/or the municipal water corporation etc. without derogating from any relief and/or remedy and/or right the Landlord and/or the Management Company may seek in accordance with the provisions set forth in this Agreement and/or in accordance with the provisions set forth in any law, and all at the absolute and sole discretion of the Landlord and/or the Management Company. It is agreed that the Promissory Note will be used only after delivery of written notice to the Tenant at least 14 days in advance, and as long as the breach was not cured during this period.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

In the event the amount collected by the Landlord in the realization of the Note is greater than the amount due to the Landlord in accordance with the Agreement in addition to collection expenses, the Landlord will keep the balance as a security in lieu of the Note until the security is no longer required, and shall be entitled to recover from the balance any amount due to it from the Tenant afterwards.

23.3.2.

It is clarified that in the event the Landlord uses the Promissory Note in one of the manners as stated in Section 23.3.1 above, the Tenant shall be obligated to deposit with the Landlord a new Promissory Note under terms and for an amount that are identical to the forfeited amount, in 7 days as of the date in which the Landlord made any use of the Note as said.

23.3.3.

The provision of the Promissory Note shall not be deemed as payment and only after the Promissory Note is fully paid-up the payment and/or any other amount that the Tenant owes shall be deemed as fully paid-up. The Tenant releases the Landlord and the Management Company from the obligations of the holder of the note.

23.3.4.	The Promissory Note will be returned to the Tenant on the date the Tenant receives the Bank Guarantee.

23.4.

In any event in which any of the collaterals that was provided by the Tenant to the Landlord under this Agreement is forfeited, the Tenant shall be obligated, in 30 days as of the forfeiture date of the security, to provide another identical security, for the full amount of the forfeited amount (hereinafter: the “Supplemental Security”). In the event the Supplemental Security was not provided in accordance with the provisions set forth above, this shall constitute a fundamental breach of this Agreement by the Tenant.

23.5.

The collaterals will be returned to the Tenant on the date that will be the earlier of the following two dates: (1) 60 days after the termination date of this Agreement and/or the expiration of the Term of Lease, as the case may be; (2) on the date the Tenant provides to the Landlord proof confirming that the Tenant made all payments it was obligated to pay in accordance with the provisions set forth in this Agreement until the Evacuation Date of the Leased Premises and returned the Leased Premises to the Landlord in accordance with the provisions set forth in this Agreement.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

23.6.	It is clarified that the entire collaterals stated in this Section above are delivered cumulatively to the Landlord and are autonomous and independent.

24.	Inapplicability of tenancy protection laws

The parties agree that the provisions set forth in the Tenant Protection Law [Consolidated Version] 5732-1972 and other tenancy protection laws including their regulations and orders (hereinafter: the “Law”) shall not apply to the lease contemplated in this Agreement and that any law that confers on the Tenant the status of a protected tenant or that entitles the Tenant not to vacate the Leased Premises in circumstances and on dates in which the Tenant is obligated to vacate the Leased Premises in accordance with this Agreement shall not apply to the Leased Premises and/or this Lease Agreement.

The parties declare explicitly and confirm that the Leased Premises are situated in the building whose construction was completed after August 20, 1968 and that this lease is made under the express condition that the Law will not apply to the lease. The Tenant declares that it did not pay and will not pay to the Landlord any key money in connection with this Agreement or any other consideration other than the Rent and that the Tenant or anyone acting on its behalf including any member thereof and/or shareholders therein shall not be a protected tenant in the Leased Premises in accordance with the provisions set forth in any law and the Tenant shall be precluded from bringing any suits or claims in connection with protect tenancy or that the Tenant has in the Leased Premises more rights than the rights conferred on the Tenant expressly in this Agreement.

The Tenant declares that any investment that the Tenant will make in the Leased Premises and/or in the Commercial Center, including equipment and facilities and including its part in the air-conditioning system will be made solely for the Tenant’s purposes and the Tenant shall be precluded from arguing that the said investments constitute key money or substitute key money or payment made under Section 82 of the said Law or any payment conferring on the Tenant any rights in the Leased Premises and that the Tenant shall be precluded from demanding from the Landlord any participation or reimbursement, in whole or in part, in respect of the said investments.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

It is further agreed that the parties hereto do not intend to create a relationship of protected lease in accordance with tenancy protection laws and that this declaration of the parties is a prerequisite for obtaining the Landlord’s approval of this Agreement.

25.	Fulfillment of undertakings in lieu of another party

Whenever one of the parties to this Agreement is obligated to perform any action or work or pay any payment and the said party (hereinafter: the “Breaching Party”) did not perform the action or the work or made the said payment until the date set for that purpose in this Agreement, the other party shall be entitled, however not obligated, to perform the action or the work or make the payment in lieu of the Breaching Party and at the expense of the Breaching Party, whether by itself and whether by others. In such circumstances as said the Breaching Party shall be obligated to pay immediately upon receiving the demand of the executing party (the other party) all sums or losses or damages that the other party paid or incurred in connection with the performance of the action or the work or the payment as said in addition to the Interest in Arrears, within its meaning above, as of the date the other party incurred the expense and until the full amount is actually returned to the other party (principal in addition to Interest in Arrears).

26.	Canceled

27.	Miscellaneous

27.1.	This Agreement including Appendixes thereof expresses fully and exclusively the entire relationship, rights and obligations between the Landlord and the Tenant.

27.2.

Upon signing this Agreement, that constitutes the entire and binding agreement between the parties hereto, any prior agreement and/or written agreement and/or declaration and/or prospect and/or assurance and/or covenant and/or representation and/or publication that were made prior to the signing hereof, if and to the extent that made by the Landlord or its representatives or anyone acting on its behalf, are hereby null and void and the Landlord shall not be bound by any thereof.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

27.3.

The parties hereby declare that they sign this Agreement after inquiring all particulars in connection therewith and that none of the parties relied on any information however only the information stated expressly in this Agreement and all subject to the representations made by the Landlord.

27.4.

It is hereby agreed between the parties that in the event of discrepancy and/or non-conformance and/or ambiguity between any of the provisions set forth in the body of the Agreement and the technical specification, the priority between the documents shall be as follows:

With respect to technical matters – the technical specification shall take precedence over the body of the Agreement.

With respect to legal matters (including definitions) – the body of the Agreement shall take precedence over the technical specification.

27.5.	The headings of the Sections will serve for the purpose of orientation and convenience only and will not serve for the purpose of interpreting the Agreement.

27.6.

Prior drafts of this Agreement shall be inoperative in connection with the interpretation of this Agreement or any provision hereof. Such drafts shall not be admissible in any judicial or quasi-judicial proceeding.

27.7.	None of the provisions and terms set forth in this Agreement including Appendixes thereof shall derogate from any other term or provision of this Agreement however shall add thereto.

27.8.

Any modification and/or waiver and/or deviation from the provisions set forth in this Agreement shall be null and void unless executed in writing and signed by the parties. This Agreement, signed by the Tenant, shall be deemed as an offer made by the Tenant to the Landlord. Only the signing of this Agreement by the Landlord shall be deemed as acceptance of the Tenant’s offer and as the signing of a binding agreement between the parties.

27.9.

Consent by one of the parties to deviate from any of the terms set forth in this Agreement in particular circumstances shall not give rise to a precedent and no similar conclusions shall be drawn with respect to other circumstances. In the event a party did not exercise a right granted to it in

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

accordance with this Agreement in particular circumstances this shall not be deemed as waiver of the said right in the same circumstances and/or in other similar or different circumstances and no conclusion regarding a waiver with respect to the right of that party should be drawn. No conclusions shall be drawn with respect to a waiver that was made in particular circumstances in other circumstances.

27.10.

For the avoidance of doubt it is clarified that the rights granted to the Tenant in accordance with this Agreement, are granted to the Tenant solely with respect to the Leased Premises, to the extent granted, and the Tenant does not and will not have any right in connection with additional construction rights and/or additional built areas that will be approved and built by the Landlord or by any third-party, if any, and/or in connection with the use of any part of the Project and/or the Building that is not part of the Area of the Leased Premises including roofs, passageways and the like.

For the avoidance of doubt, it is further clarified that the Tenant shall not be entitled at any time to register a caveat by virtue of its rights in accordance with this Agreement.

27.11.	Any claims in connection with this Agreement or stemming therefrom will be submitted only to the court with the material jurisdiction in Tel Aviv – Yafo.

27.12.	The stamp duty (if any) applicable to this Agreement will be imposed on the party obligated to pay such expenses in accordance with the law.

27.13.

The Tenant declares and affirms that it is aware that the attorneys representing the Landlord represent only the Landlord and that the Tenant is entitled and may consult with an attorney on its behalf under no limitations.

27.14.

The Tenant shall not be entitled to offset any amount from the Rent and/or the management fees and/or from any other amount imposed on the Tenant in accordance with the provisions set forth in this Agreement. In addition, the Tenant shall have no right of lien with respect to the Leased Premises or any articles associated therewith or located therein and that are the property of the Landlord. This condition is a fundamental condition in this Agreement.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

27.15.	The parties hereby agree that the provisions of the Hire and Loan Law 5731-1971 shall not apply to this Agreement, except for provisions of the law that may not be qualified.

27.16.

The addresses of the parties for the purpose of this Agreement are as stated in the preamble hereto and any notice delivered by a party to the other party in registered mail to the aforesaid addresses, unless a party notified the other party in writing about a change of address, shall be deemed to have reached its recipient in 4 business days as of the date of its delivery from the post office, and in the event the notice is delivered in person (only to the addresses of the parties, when the Tenant’s address during the Term of Lease shall be the address of the Leased Premises).

The following are the addresses of the parties:

The Landlord – 3 Har Sinai St., Tel Aviv.

The Tenant – in the Leased Premises.

And in witness hereof the parties are hereby undersigned:

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]	[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

The Landlord	The Tenant

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]

Unofficial English translation from Hebrew original

Attorney acknowledgement

I, the undersigned,                         , Adv. of                          St. hereby certify the signature of the Messrs.                         on behalf of the Landlord who are authorized to sign in its name and bind the Landlord.

, Adv.

Attorney acknowledgement

I, the undersigned, [handwritten: Einat Itzhak], Adv. of [handwritten: 16 Abba Hillel St., Ramat Gan] St. hereby certify the signature of the Messrs. [handwritten: Roni Mamluk and David Sipernski] on behalf of the Landlord who are authorized to sign in its name and bind the Landlord.

[Signature and Stamp: Einat Itzhak, Adv. 16 Abba Hillel St., Ramat Gan License No. 46122
Adv.

[Signature and Stamp: Ogen Yielding Real Estate Ltd.]

[Signature and Stamp: AYALA-ONCOLOGY ISRAEL Ltd., Company Reg. No. 515748697]